MET INVESTORS SERIES TRUST

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MET INVESTORS SERIES TRUST

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MET INVESTORS SERIES TRUST

METROPOLITAN SERIES FUND

ONE FINANCIAL CENTER

BOSTON, MASSACHUSETTS 02111

Dear Contract Holder:

I am writing to ask for your vote on a series of important matters concerning your investment in the series (each, a “Portfolio” and collectively, the “Portfolios”) of Met Investors Series Trust (“MIST”) and Metropolitan Series Fund (“MSF” and together with MIST, the “Trusts”). This proxy statement asks you to consider and vote on two proposals in connection with the separation of MetLife Advisers, LLC, the investment adviser to the Portfolios (the “Manager”), from its parent company, MetLife, Inc. (“MetLife”) (the “Separation”) and on a third proposal to elect Trustees of the Trusts (the “Proposals”):

(I)	To approve for each Portfolio a new investment advisory agreement between each Trust, on behalf of its Portfolios, and the Manager (“Proposal I”);

(II)	To approve for each of MetLife Aggregate Bond Index Portfolio, MetLife Multi-Index Targeted Risk Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000® Index Portfolio and MSCI EAFE® Index Portfolio (the “MLIA Subadvised Portfolios”), each of which is subadvised by MetLife Investment Advisors, LLC (“MLIA”), an affiliate of the Manager, a new subadvisory agreement between the Manager and MLIA with respect to such MLIA Subadvised Portfolio (“Proposal II”); and

(III)	To elect Trustees of the Trusts (“Proposal III”).

A special meeting of shareholders of the Portfolios has been scheduled for February 24, 2017 at the offices of MetLife Advisers, LLC, One Financial Center, Boston, Massachusetts 02111, at 10:00 a.m. Eastern Time (the “Meeting”) for the purpose of considering these Proposals. In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment or postponement thereof. Shareholders of record of any Portfolio as of the close of business on November 30, 2016 are entitled to vote at the Meeting and any adjournment or postponement thereof.

In Proposal I, shareholders of each Portfolio are asked to approve a new investment advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) with the Manager on terms substantially identical to those of the Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). Under applicable law, the Separation will result in a change of control of the Manager, which may be deemed to be an “assignment” of each Portfolio’s Current Advisory Agreement, resulting in its automatic termination. The change of control is not expected to have a material effect on the management of either Trust.

In Proposal II, shareholders of the MLIA Subadvised Portfolios are asked to approve new subadvisory agreements for these Portfolios between the Manager and MLIA. Because each current subadvisory agreement (each a “Current Subadvisory Agreement” and collectively, the “Current Subadvisory Agreements”) provides for its automatic termination upon the termination of the applicable Current Advisory Agreement, the Separation is expected to result in the termination of the Current Subadvisory Agreement as well. Under exemptive relief from the U.S. Securities and Exchange Commission applicable to the Trusts, a subadvisory agreement with a subadviser that is not an affiliate of the Manager may be approved by the Board of Trustees of each Trust (the “Board”) without shareholder approval, but this exemptive relief does not apply to subadvisory agreements with an affiliate of the Manager, which must be approved by shareholders. The New Subadvisory Agreement for each MLIA Subadvised Portfolio will be substantially identical to the Portfolio’s Current Subadvisory Agreement.

In Proposal III, shareholders are asked to elect eight (8) Trustees (each, a “Nominee,” and collectively, the “Nominees”) for each Trust. All of the Nominees currently serve as Trustees of the Trusts and have served in that capacity continuously since their original election or appointment to the Board. The Board has determined that each Nominee’s professional experience, skills, and their relative tenures as Trustees of the Trusts would be beneficial to the Trusts. If elected, each of the Nominees other than Mr. Rosenthal is expected to qualify as a board member who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Trusts.

After careful consideration, the Board unanimously recommends that you vote “FOR” each Proposal.

A Notice of Special Meeting of Shareholders is enclosed, followed by a proxy statement relating to the Proposals (the “Proxy Statement”). Please review the enclosed Proxy Statement for a more detailed description of the Proposals.

As an owner of a variable life insurance policy or variable annuity contract issued by separate accounts of Metropolitan Life Insurance Company and its insurance company affiliates (each an “Insurance Company” and collectively, the “Insurance Companies”), you have the right to instruct your Insurance Company how to vote at the Meeting on the Proposals. You may give voting instructions for the number of shares of the relevant Portfolio(s) attributable to your life insurance policy or annuity contract as of the close of business on November 30, 2016.

Your vote is very important to us regardless of the number of shares attributable to your variable life insurance policy or variable annuity contract. Please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on February 24, 2017. VOTING IS QUICK AND EASY. To cast your vote simply complete, sign and return the Voting Instruction Card in the enclosed postage-paid envelope. As an alternative to voting by mail you may also vote either via the Internet or by telephone, as explained on the Voting Instruction Card. You may still vote in person if you attend the Meeting.

We encourage you to vote via the Internet or by telephone using the control number that appears on your enclosed Voting Instruction Card. Use of Internet or telephone voting will reduce the time and costs associated with this proxy solicitation.

If you have any questions after considering the enclosed materials, please call your financial representative.

Sincerely,

/s/ Kristi Slavin

Kristi Slavin

President, Met Investors Series Trust and Metropolitan Series Fund

MET INVESTORS SERIES TRUST

(TO BE RENAMED BRIGHTHOUSE FUNDS TRUST I)

One Financial Center

Boston, MA 02111

AB Global Dynamic Allocation Portfolio

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

American Funds® Balanced Allocation Portfolio

American Funds® Growth Allocation Portfolio

American Funds® Growth Portfolio

American Funds® Moderate Allocation Portfolio

AQR Global Risk Balanced Portfolio

BlackRock Global Tactical Strategies Portfolio

BlackRock High Yield Portfolio

Clarion Global Real Estate Portfolio

ClearBridge Aggressive Growth Portfolio

Goldman Sachs Mid Cap Value Portfolio

Harris Oakmark International Portfolio

Invesco Balanced-Risk Allocation Portfolio

Invesco Comstock Portfolio

Invesco Mid Cap Value Portfolio

Invesco Small Cap Growth Portfolio

JPMorgan Core Bond Portfolio

JPMorgan Global Active Allocation Portfolio

JPMorgan Small Cap Value Portfolio

Loomis Sayles Global Markets Portfolio

Met/Aberdeen Emerging Markets Equity Portfolio

(to be renamed Brighthouse/Aberdeen Emerging Markets Equity Portfolio)

Met/Artisan International Portfolio

(to be renamed Brighthouse/Artisan International Portfolio)

Met/Eaton Vance Floating Rate Portfolio

(to be renamed Brighthouse/Eaton Vance Floating Rate Portfolio)

Met/Franklin Low Duration Total Return Portfolio

(to be renamed Brighthouse/Franklin Low Duration Total Return Portfolio)

Met/Templeton International Bond Portfolio

(to be renamed Brighthouse/Templeton International Bond Portfolio)

Met/Wellington Large Cap Research Portfolio

(to be renamed Brighthouse/Wellington Large Cap Research Portfolio)

MetLife Asset Allocation 100 Portfolio

(to be renamed Brighthouse Asset Allocation 100 Portfolio)

MetLife Balanced Plus Portfolio

(to be renamed Brighthouse Balanced Plus Portfolio)

MetLife Multi-Index Targeted Risk Portfolio

MetLife Small Cap Value Portfolio

(to be renamed Brighthouse Small Cap Value Portfolio)

MFS® Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

Oppenheimer Global Equity Portfolio

PanAgora Global Diversified Risk Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Pyramis® Government Income Portfolio

Pyramis® Managed Risk Portfolio

Schroders Global Multi-Asset Portfolio

SSGA Growth and Income ETF Portfolio

SSGA Growth ETF Portfolio

TCW Core Fixed Income Portfolio

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

METROPOLITAN SERIES FUND

(TO BE RENAMED BRIGHTHOUSE FUNDS TRUST II)

One Financial Center

Boston, MA 02111

Baillie Gifford International Stock Portfolio

BlackRock Bond Income Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Ultra-Short Term Bond Portfolio

Frontier Mid Cap Growth Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

Met/Artisan Mid Cap Value Portfolio

(to be renamed Brighthouse/Artisan Mid Cap Value Portfolio)

Met/Dimensional International Small Company Portfolio

(to be renamed Brighthouse/Dimensional International Small Company Portfolio)

Met/Wellington Balanced Portfolio

(to be renamed Brighthouse/Wellington Balanced Portfolio)

Met/Wellington Core Equity Opportunities Portfolio

(to be renamed Brighthouse/Wellington Core Equity Opportunities Portfolio)

MetLife Aggregate Bond Index Portfolio

MetLife Asset Allocation 20 Portfolio

(to be renamed Brighthouse Asset Allocation 20 Portfolio)

MetLife Asset Allocation 40 Portfolio

(to be renamed Brighthouse Asset Allocation 40 Portfolio)

MetLife Asset Allocation 60 Portfolio

(to be renamed Brighthouse Asset Allocation 60 Portfolio)

MetLife Asset Allocation 80 Portfolio

(to be renamed Brighthouse Asset Allocation 80 Portfolio)

MetLife Mid Cap Stock Index Portfolio

MetLife Stock Index Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

MSCI EAFE® Index Portfolio

(to be renamed MetLife MSCI EAFE® Index Portfolio)

Neuberger Berman Genesis Portfolio

Russell 2000® Index Portfolio

(to be renamed MetLife Russell 2000® Index Portfolio)

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

Van Eck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting (the “Meeting”) of the shareholders of Met Investors Series Trust (“MIST”) and Metropolitan Series Fund (“MSF” and together with MIST, the “Trusts”) and each series of the Trusts (each, a “Portfolio” and, collectively, the “Portfolios”) will be held at 10:00 a.m. Eastern Time on February 24, 2017, at the offices of MetLife Advisers, LLC (the “Manager”), One Financial Center, Boston, Massachusetts 02111 for the following purposes:

(I)	To approve for each Portfolio a new investment advisory agreement between each Trust, on behalf of its Portfolios, and the Manager (“Proposal I”);

(II)	To approve for each of MetLife Aggregate Bond Index Portfolio, MetLife Multi-Index Targeted Risk Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000® Index Portfolio and MSCI EAFE® Index Portfolio (the “MLIA Subadvised Portfolios”), each of which is subadvised by MetLife Investment Advisors, LLC (“MLIA”), an affiliate of the Manager, a new subadvisory agreement between the Manager and MLIA with respect to such MLIA Subadvised Portfolio (“Proposal II”); and

(III)	To elect Trustees of the Trusts (“Proposal III”).

In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on November 30, 2016 are entitled to notice of and to vote at the Meeting and any adjourned or postponed session thereof.

By order of the Board of Trustees of the Trusts,

Michael P. Lawlor, Assistant Secretary

[December 27, 2016]

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

MET INVESTORS SERIES TRUST

(TO BE RENAMED BRIGHTHOUSE FUNDS TRUST I)

One Financial Center

Boston, MA 02111

AB Global Dynamic Allocation Portfolio

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

American Funds® Balanced Allocation Portfolio

American Funds® Growth Allocation Portfolio

American Funds® Growth Portfolio

American Funds® Moderate Allocation Portfolio

AQR Global Risk Balanced Portfolio

BlackRock Global Tactical Strategies Portfolio

BlackRock High Yield Portfolio

Clarion Global Real Estate Portfolio

ClearBridge Aggressive Growth Portfolio

Goldman Sachs Mid Cap Value Portfolio

Harris Oakmark International Portfolio

Invesco Balanced-Risk Allocation Portfolio

Invesco Comstock Portfolio

Invesco Mid Cap Value Portfolio

Invesco Small Cap Growth Portfolio

JPMorgan Core Bond Portfolio

JPMorgan Global Active Allocation Portfolio

JPMorgan Small Cap Value Portfolio

Loomis Sayles Global Markets Portfolio

Met/Aberdeen Emerging Markets Equity Portfolio

(to be renamed Brighthouse/Aberdeen Emerging Markets Equity Portfolio)

Met/Artisan International Portfolio

(to be renamed Brighthouse/Artisan International Portfolio)

Met/Eaton Vance Floating Rate Portfolio

(to be renamed Brighthouse/Eaton Vance Floating Rate Portfolio)

Met/Franklin Low Duration Total Return Portfolio

(to be renamed Brighthouse/Franklin Low Duration Total Return Portfolio)

Met/Templeton International Bond Portfolio

(to be renamed Brighthouse/Templeton International Bond Portfolio)

Met/Wellington Large Cap Research Portfolio

(to be renamed Brighthouse/Wellington Large Cap Research Portfolio)

MetLife Asset Allocation 100 Portfolio

(to be renamed Brighthouse Asset Allocation 100 Portfolio)

MetLife Balanced Plus Portfolio

(to be renamed Brighthouse Balanced Plus Portfolio)

MetLife Multi-Index Targeted Risk Portfolio

MetLife Small Cap Value Portfolio

(to be renamed Brighthouse Small Cap Value Portfolio)

MFS® Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

Oppenheimer Global Equity Portfolio

PanAgora Global Diversified Risk Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Pyramis® Government Income Portfolio

Pyramis® Managed Risk Portfolio

Schroders Global Multi-Asset Portfolio

SSGA Growth and Income ETF Portfolio

SSGA Growth ETF Portfolio

TCW Core Fixed Income Portfolio

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

METROPOLITAN SERIES FUND

(TO BE RENAMED BRIGHTHOUSE FUNDS TRUST II)

One Financial Center

Boston, MA 02111

Baillie Gifford International Stock Portfolio

BlackRock Bond Income Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Ultra-Short Term Bond Portfolio

Frontier Mid Cap Growth Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

Met/Artisan Mid Cap Value Portfolio

(to be renamed Brighthouse/Artisan Mid Cap Value Portfolio)

Met/Dimensional International Small Company Portfolio

(to be renamed Brighthouse/Dimensional International Small Company Portfolio)

Met/Wellington Balanced Portfolio

(to be renamed Brighthouse/Wellington Balanced Portfolio)

Met/Wellington Core Equity Opportunities Portfolio

(to be renamed Brighthouse/Wellington Core Equity Opportunities Portfolio)

MetLife Aggregate Bond Index Portfolio

MetLife Asset Allocation 20 Portfolio

(to be renamed Brighthouse Asset Allocation 20 Portfolio)

MetLife Asset Allocation 40 Portfolio

(to be renamed Brighthouse Asset Allocation 40 Portfolio)

MetLife Asset Allocation 60 Portfolio

(to be renamed Brighthouse Asset Allocation 60 Portfolio)

MetLife Asset Allocation 80 Portfolio

(to be renamed Brighthouse Asset Allocation 80 Portfolio)

MetLife Mid Cap Stock Index Portfolio

MetLife Stock Index Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

MSCI EAFE® Index Portfolio

(to be renamed MetLife MSCI EAFE® Index Portfolio)

Neuberger Berman Genesis Portfolio

Russell 2000® Index Portfolio

(to be renamed MetLife Russell 2000® Index Portfolio)

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

Van Eck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Trustees” or the “Board”) of Met Investors Series Trust (“MIST”) and Metropolitan Series Fund (“MSF” and together with MIST, the “Trusts”) and the solicitation of voting instructions by the Metropolitan Life Insurance Company and its insurance company affiliates (each an “Insurance Company” and collectively, the “Insurance Companies”), for use at the special meeting (the “Meeting”) of shareholders of the Trusts and each series of the Trusts (each, a “Portfolio” and, collectively, the “Portfolios”). The Meeting will be held at 10:00 a.m. Eastern Time on February 24, 2017, at the offices of MetLife Advisers, LLC, One Financial Center, Boston, MA 02111 (the “Manager”). This Proxy Statement and its enclosures are being mailed to shareholders of the Portfolios beginning on or about December 27, 2016. Shareholders of record at the close of business on November 30, 2016 (the “Record Date”) are entitled to vote on the proposals, as set forth below.

THE PROPOSALS

As described in greater detail below, this Proxy Statement relates to proposals:

(I)	To approve for each Portfolio a new investment advisory agreement between each Trust, on behalf of its Portfolios, and the Manager (“Proposal I”);

(II)	To approve for each of MetLife Aggregate Bond Index Portfolio, MetLife Multi-Index Targeted Risk Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000® Index Portfolio and MSCI EAFE® Index Portfolio (“MLIA Subadvised Portfolios”), each of which is subadvised by MetLife Investment Advisors, LLC (“MLIA”), an affiliate of the Manager, a new subadvisory agreement between the Manager and MLIA with respect to such MLIA Subadvised Portfolio (“Proposal II”); and

(III)	To elect Trustees of the Trusts (“Proposal III”).

With respect to Proposals I and II, the shareholders of each Portfolio will vote separately. With respect to Proposal III, the shareholders of the Portfolios will vote together as a single class.

INTRODUCTION

Each Trust is an open-end management investment company organized as a Delaware statutory trust. MIST was formed in 2000 as a series-type company and currently consists of 45 separate Portfolios. MSF was formed in 1982 as a series-type company and currently consists of 30 separate Portfolios. The Portfolios are currently used solely as funding options in variable annuity and life insurance contracts issued by MetLife-affiliated Insurance Companies. Both Trusts are managed by the Manager.

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All of the voting interests in the Manager are currently owned by MetLife Inc. (“MetLife”), the ultimate parent company of the Manager. In January 2016, MetLife announced that it was planning to divest itself of a substantial portion of its U.S. retail business, including the Manager (the “Separation”). The new separate retail business will be organized under a holding company to be called Brighthouse Financial, Inc. (“Brighthouse”). In connection with the Separation, the voting interests in the Manager that are currently held by MetLife will be transferred to Brighthouse and Brighthouse will become the ultimate parent company of the Manager. In addition, in connection with the Separation, Brighthouse will also become the ultimate parent company of certain insurance companies that are shareholders of the Portfolios, as well as the ultimate parent company of a registered broker-dealer that will serve as the Portfolios’ distributor. The Separation is expected to occur in the first half of 2017.

The Separation is not expected to have any material effect on the operations or personnel of the Manager or the services it provides to the Trusts. In connection with the Separation, it is anticipated that the Manager will change its name from MetLife Advisers, LLC to Brighthouse Investment Advisers, LLC, and MIST and MSF will change their names to Brighthouse Funds Trust I and Brighthouse Funds Trust II, respectively.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSALS I, II, AND III.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on February 24, 2017.

This proxy statement and each Portfolio’s most recent reports to shareholders are available at www.metlife.com/msf.

PROPOSAL I – APPROVAL OF NEW ADVISORY AGREEMENTS

Introduction

The Manager currently serves as the investment adviser to the Trusts under the Trusts’ current advisory agreements (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). The Manager, as permitted by the Current Advisory Agreements, has engaged one or more investment managers to manage many of the Trust’s Portfolios on a subadvisory basis under each Portfolio’s current subadvisory agreements (each a “Current Subadvisory Agreement” and collectively, the “Current Subadvisory Agreements”). The Manager is responsible for, among other things, monitoring the performance of each Trust’s subadvisers and, subject to the approval of the Board, may terminate subadvisers and identify and select new subadvisers for the Portfolios. The Manager operates each Trust under a “manager-of-managers” structure pursuant to an exemptive order

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(the “Manager-of-Managers Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”).1 The date of each Portfolio’s Current Advisory Agreement and the date on which it was last approved by shareholders and last approved or continued by the Board are provided in Appendix A.

As required by the Investment Company Act of 1940 (the “1940 Act”), each Current Advisory Agreement provides for its automatic termination in the event of its assignment. The Separation is expected, through one or more transactions, to result in a change of control of the Manager, and therefore an “assignment,” as that term is defined in the 1940 Act, of each Current Advisory Agreement. The change of control is not expected to have a material effect on the management of any Portfolio.

In anticipation of the Separation, shareholders of each Portfolio are being asked to approve a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trust, on behalf of the Portfolio, and the Manager, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation. The form of the New Advisory Agreement for the Portfolios is attached hereto as Appendix B. The New Advisory Agreement for each Portfolio will have an initial term of one year and will be substantially identical to the Portfolio’s Current Advisory Agreement, including with respect to the services the Manager is required to provide to the Portfolio and the fee rates paid to the Manager by the Portfolio. Each New Advisory Agreement will differ from the corresponding Current Advisory Agreement only with respect to dates and the names of the Manager, the Trusts and each Portfolio (which will be changed to reflect their new names following the Separation under the Brighthouse organization). The Manager’s name will be changed from MetLife Advisers, LLC to Brighthouse Investment Advisers, LLC, MIST will be changed to Brighthouse Funds Trust I, and MSF will be changed to Brighthouse Funds Trust II.

The 1940 Act provides that, in order for an advisory agreement relating to a Portfolio to become effective, it must be approved by the Board, including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), and by the Portfolio’s shareholders. In anticipation of the Separation, the Board met in person on September 27-28, and again on November 15-16, 2016 (the “November Meeting”), for the purpose of considering whether it would be in the best interest of each Portfolio to approve a New Advisory Agreement with respect to such Portfolio and, for those Portfolios that are managed on a subadvisory basis, a new subadvisory agreement (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) with such Portfolio’s current subadviser(s). At the November Meeting, and for the reasons discussed below, the Board,

1 As discussed below, the Manager-of-Managers Order enables the Manager, subject to the approval of the Board, but without the need for shareholder approval, to retain and terminate subadvisers, engage new subadvisers (including entering into new subadvisory agreements) and to make material revisions to the terms of the subadvisory agreements relating to the Trusts, with respect to any subadviser that is not an affiliate of the Manager. Subadvisory agreements with a subadviser that is an affiliated person of the Manager must be approved by shareholders (see Proposal II).

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including a majority of the Independent Trustees, approved a New Advisory Agreement with respect to each Portfolio and recommended its approval by the shareholders of such Portfolio.

Each Current Subadvisory Agreement provides for its automatic termination upon termination of the applicable Current Advisory Agreement, and accordingly, will automatically terminate along with the corresponding Current Advisory Agreement upon the change in control of the Manager in connection with the Separation. However, under the Manager-of-Managers Order, shareholders of each Portfolio other than the MLIA Subadvised Portfolios (MetLife Aggregate Bond Index Portfolio, MetLife Multi-Index Targeted Risk Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000® Index Portfolio and MSCI EAFE® Index Portfolio, each of which is subadvised by MLIA, an affiliate of the Manager (see Proposal II), do not need to approve the New Subadvisory Agreements.

At the November Meeting, the Board approved New Subadvisory Agreements with each Portfolio’s current subadviser(s). If the New Advisory Agreement is approved by the shareholders of a Portfolio (other than the MLIA Subadvised Portfolios, which are the subject of Proposal II below), a New Subadvisory Agreement with the Portfolio’s current subadviser will take effect at the same time as the New Advisory Agreement with respect to the Portfolio, or at the same time as the Interim Subadvisory Agreement (as defined below) with respect to the Portfolio in the event that the New Advisory Agreement has not been approved by the shareholders of the Portfolio prior to the consummation of the Separation. As with the New Advisory Agreement, the terms of the New Subadvisory Agreement for each Portfolio will be substantially identical to the terms of the Current Subadvisory Agreement for the Portfolio, including with respect to the fee rates.

In the event that shareholder approval of the New Advisory Agreements has not been obtained before the termination of the Current Advisory Agreements, which is currently expected to occur during the first half of 2017, the Board has approved interim advisory agreements (each an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements) with the Manager for the Portfolios that will go into effect upon the termination of the Current Advisory Agreements. The Interim Advisory Agreements have the same terms and conditions as the corresponding New Advisory Agreements, except for the dates, the names of the Manager, the Trusts and each Portfolio, and certain provisions required by Rule 15a-4 under the 1940 Act.

Rule 15a-4 allows an investment company to enter into an advisory agreement that has not been approved by a majority of the Portfolio’s outstanding voting securities under certain circumstances, including when previous advisory agreements terminate by assignment because of a change of control of an investment adviser. In accordance with the requirements of Rule 15a-4, the Interim Advisory Agreements:

•	Have a duration no greater than 150 days following the date on which the Current Advisory Agreement terminates;

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•	Provide for compensation to the Manager no greater than the compensation under the Current Advisory Agreement;

•	Provide that the Board or a majority of the Portfolio’s outstanding voting securities may terminate the agreement at any time, without the payment of penalty, on not more than 10 calendar days’ written notice to the Manager; and

•	Contain the same terms and conditions as the Current Advisory Agreements, with the exception of effective and termination dates; the termination provision noted above; provisions requiring that the compensation earned under the agreement be held in an interest-bearing escrow account with the Trust’s custodian or a bank; and provisions relating to how the Manager may be paid out of that interest-bearing escrow account.

Shareholders of the Portfolios are not being asked to approve the Interim Advisory Agreements, which will go into effect only in the event that a Portfolio’s shareholders have not approved the Portfolio’s New Advisory Agreement before the change of control of the Manager and the resulting termination of the Current Advisory Agreements in connection with the Separation.

Comparison of Current Advisory Agreement and New Advisory Agreement

The terms of the New Advisory Agreement for each Portfolio are identical to those of the Current Advisory Agreement for such Portfolio, except for the date of effectiveness, the initial term, the name of the Manager (MetLife Advisers, LLC is changing its name to Brighthouse Investment Advisers, LLC) and the names of the Trusts (MIST and MSF will change their names to Brighthouse Funds Trust I and Brighthouse Funds Trust II, respectively). There is no change in the advisory fee rate payable by any Portfolio. In addition, no contractual expense limitation or reimbursement currently in effect for a Portfolio will be affected by the replacement of the Current Advisory Agreement with the New Advisory Agreement. If approved by shareholders and assuming the Separation is completed, each New Advisory Agreement is expected to be effective as of the effective date of the Separation and will have an initial term of one year from the date of its effectiveness. Each New Advisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of each Portfolio, at least annually in the manner required by the 1940 Act and the rules thereunder. Below is a summary of the principal terms of each Portfolio’s Current Advisory Agreement, which are identical to those of the New Advisory Agreement for each Portfolio. The form of the New Advisory Agreement for the Portfolios is attached hereto as Appendix B.

Services.    The Current Advisory Agreements provide that the investment adviser shall manage the investment and reinvestment of each Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies.

Compensation.    In return for the services provided under the Current Advisory Agreement, a Portfolio pays the Manager an advisory fee based on average daily net assets, which is payable monthly. The advisory fee rates for each Portfolio under the Current

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Advisory Agreement and the fees paid by each Portfolio to the Manager during each Portfolio’s most recent fiscal year are set forth in Appendix C to this Proxy Statement.

Limitation on Liability.    Under the Current Advisory Agreement for each Portfolio, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the agreement, the Manager will not be liable to the Trust, to any shareholder of the Trust or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services thereunder.

Continuance.    The Current Advisory Agreement for each Portfolio originally was in effect for an initial term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. As described above, if the shareholders of each Portfolio approve the New Advisory Agreement and the Separation is consummated, the New Advisory Agreement with respect to each Portfolio will be effective as of the effective date of the Separation and will have an initial term of one year from the closing date of the Separation. Thereafter, the New Advisory Agreement for each Portfolio may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Current Advisory Agreement for each Portfolio may at any time be terminated by the Board or by vote of a majority of the outstanding voting securities of the Portfolio on sixty (60) days’ written notice to the Manager, or by the Manager on ninety (90) days’ written notice to the Trust, in each case without the payment of any penalty. The Current Advisory Agreement for each Portfolio also terminates automatically in the event of its assignment.

Board Considerations

As described above, the Separation is expected to result in a change in control of the Manager, and therefore an “assignment” of the Portfolios’ Current Advisory Agreements. At the November Meeting, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreements and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Manager under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general

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satisfaction with the nature, extent and quality of services being provided by the Manager to each Portfolio. Appendix H contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Manager. After being informed by the Manager in January 2016 of the possibility of the Seperation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Manager and the anticipated senior management at Brighthouse during the course of the Board or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Manager and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Manager’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Manager forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that Manager provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse, related to capitalization and operational matters for Brighthouse and the Manager, as well as the importance of the Manager to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1.        The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2.        Following the August 16-17, 2016, Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

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3.        Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Manager and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

4.        The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5.        Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its subsidiary the Manager, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Manager and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Manager who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Manager and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6.        The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Manager.

7.        The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Manager and its affiliates regarding the Separation, and received written assurances from the Manager and its affiliates that they have no plans to make any material changes affecting the personnel of the Manager (including those personnel who provide investment, administrative, legal and compliance services) and the Manager and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8.        The Board considered representations by the Manager and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Manager following the change in control.

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9.        The Board considered representations by the Manager, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Advisory Agreements.

10.      The Board considered representations by the Manager and its affiliates, as well as related supporting documentation, indicating that: (1) the Manager can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11.      The Board considered the ability of the Manager and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12.      The Board considered that the Manager and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13.      The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14.      The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Manager, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15.      The Board considered MetLife’s stated intention of divesting its ownership interest in the Manager through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Manager would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

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16.      The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Manager will conduct its annual contracts review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Manager and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

Information Regarding the Manager

The Manager is a Delaware limited liability company. MetLife owns all of the voting interest in the Manager. The members of the Manager include each insurance company the separate accounts of which invest in the Portfolios. Each member’s interest in the Manager entitles the member to share in the profit and loss of the Manager in proportion to the profit and loss of the Manager attributable to customers of that insurance company. Kristi Slavin is the President and Chief Executive Officer of the Manager and the Trusts and is also the Chairman of the Manager’s Board of Managers. Peter H. Duffy, Andrew L. Gangolf, Steven Hartstein, and Alan C. Leland, Jr. are the Manager’s officers. Mr. Duffy is the Chief Financial Officer and Treasurer of the Trusts, and his principal occupation is Senior Vice President of the Manager. Mr. Gangolf is the Secretary of the Trusts, and his principal occupation is Senior Vice President and Chief Legal Officer of the Manager. Mr. Hartstein is the Chief Compliance Officer of the Trusts and the Manager, and is also the Senior Vice President and Code of Ethics Officer of the Manager. Mr. Leland is the Vice President of the Trusts, and his principal occupation is Treasurer and Chief Financial Officer of the Manager.

The address of Ms. Slavin and the Manager is One Financial Center, Boston, Massachusetts 02111. The address of MetLife is 200 Park Avenue, New York, NY 10166.

Vote Required

The shareholders of each Portfolio vote separately on Proposal I. All shares of a Portfolio vote together as a single class on Proposal I. The approval of Proposal I by any Portfolio is not contingent on the approval of Proposal II relating to it, as applicable.

The vote required to approve the Advisory Agreement with respect to a Portfolio is the lesser of (i) 67% of the shares of the Portfolio that are present at the Meeting, if the holders of

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more than 50% of the shares of such Portfolio outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of a Portfolio outstanding on the Record Date. If the required vote is not obtained for a Portfolio, the Trustees will consider what other actions to take in the best interests of the Portfolio.

Recommendation of the Board

The Board of Trustees believes that the New Advisory Agreement with respect to each Portfolio is in the best interests of shareholders of such Portfolio. Accordingly, the Board unanimously recommends that shareholders of each Portfolio vote to APPROVE the New Advisory Agreement with respect to such Portfolio as set forth in Proposal I.

PROPOSAL II – APPROVAL OF NEW SUBADVISORY AGREEMENTS WITH AFFILIATED SUBADVISER

Introduction

As described in Proposal I, the Separation is expected to result in a change in control of the Manager, and therefore an “assignment” of each Portfolio’s Current Advisory Agreement for purposes of the 1940 Act, resulting in the automatic termination of the Current Advisory Agreement. In addition, as described in Proposal I, each Current Subadvisory Agreement provides for its automatic termination upon termination of the applicable Current Advisory Agreement, and accordingly, will automatically terminate along with the corresponding Current Advisory Agreement upon the change in control of the Manager in connection with the Separation.

Because the Manager-of-Managers Order does not permit the Manager to enter into new subadvisory agreements with MLIA, an affiliate of the Manager, without shareholder approval, the New Subadvisory Agreements on behalf of the MLIA Subadvised Portfolios cannot become effective without shareholder approval.

In anticipation of the Separation, shareholders of the MLIA Subadvised Portfolios (MetLife Aggregate Bond Index Portfolio, MetLife Multi-Index Targeted Risk Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000® Index Portfolio and MSCI EAFE® Index Portfolio, each of which is subadvised by MLIA, are being asked to approve a New Subadvisory Agreement on behalf of the Portfolio), to be effective upon the consummation of the Separation. The form of New Subadvisory Agreement for the MLIA Subadvised Portfolios is attached hereto as Appendix D. The New Subadvisory Agreement for each MLIA Subadvised Portfolio will have an initial term of one year and will be substantially identical to the Portfolio’s Current Subadvisory Agreement, including with respect to the services MLIA is required to provide to the Portfolio and the fee rates paid to MLIA by the Manager. The New Subadvisory Agreement for each MLIA Subadvised Portfolio will differ from the corresponding Current Subadvisory Agreement only with respect to dates and the names of the Manager (MetLife Advisers, LLC is changing its name to Brighthouse Investment Advisers, LLC) and the Trusts (MIST and MSF will change their names to Brighthouse Funds Trust I and Brighthouse Funds Trust II, respectively).

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As with the New Advisory Agreements, in anticipation of the Separation, the Board met in person at the November Meeting and considered whether it would be in the best interests of each MLIA Subadvised Portfolio to approve a New Subadvisory Agreement with respect to such Portfolio. At the November Meeting, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, approved a New Subadvisory Agreement with respect to each MLIA Subadvised Portfolio and recommended its approval by the shareholders of such Portfolio.

In the event that approval of the New Subadvisory Agreements by shareholders of the MLIA Subadvised Portfolios has not obtained before the termination of the Current Subadvisory Agreements, the Board has approved interim subadvisory agreements with MLIA (the “Interim Subadvisory Agreements”) on behalf of the MLIA Subadvised Portfolios that will go into effect upon the termination of the Current Subadvisory Agreements. The Interim Subadvisory Agreements have the same terms and conditions as the corresponding New Subadvisory Agreements, except for the dates, the names of the Manager and the Trusts and certain provisions required by Rule 15a-4 under the 1940 Act, summarized below.

As noted in Proposal I above, Rule 15a-4 allows an investment company to enter into a subadvisory agreement that has not been approved by a majority of the Portfolio’s outstanding voting securities under certain circumstances, including when previous subadvisory agreements terminate by assignment because of a change of control of an investment adviser or subadviser. In accordance with the requirements of Rule 15a-4, the Interim Subadvisory Agreements:

•	Have a duration no greater than 150 days following the date on which the Current Subadvisory Agreement terminates;

•	Provide for compensation to the Manager no greater than the compensation received under the Current Subadvisory Agreement;

•	Provide that the Board or a majority of the Portfolio’s outstanding voting securities may terminate the agreement at any time, without the payment of penalty, on not more than 10 calendar days’ written notice to the Manager; and

•	Contain the same terms and conditions as the Current Subadvisory Agreements, with the exception of effective and termination dates; the termination provision noted above; provisions requiring that the compensation earned under the agreement be held in an interest-bearing escrow account with the Trust’s custodian or a bank; and provisions relating to how the Manager may be paid out of that interest-bearing escrow account.

Shareholders of the MLIA Subadvised Portfolios are not being asked to approve the Interim Subadvisory Agreements, which will go into effect only in the event that a MLIA Subadvised Portfolio’s shareholders have not approved that Portfolio’s New Subadvisory Agreement before the change of control of the Manager and the resulting termination of the Current Subadvisory Agreements in connection with the Separation.

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Board Considerations

As described above, the Separation is expected to result in a change in control of the Manager, and therefore an “assignment” of the Portfolios’ Current Advisory Agreements and, as a result, the Current Subadvisory Agreements with MLIA. At the November Meeting, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreements and recommended that the shareholders of the Trusts approve the New Subadvisory Agreements. Information about the Board’s considerations and process is set forth below.

In determining to approve the New Subadvisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by MLIA under the Current Subadvisory Agreements as well as the services to be provided under the New Subadvisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Subadvisory Agreements, which culminated at the November Meeting. In approving the New Subadvisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Subadvisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by MLIA to the MLIA Subadvised Portfolios. Appendix H contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Subadvisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1.        The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2.        The Board considered representations by the Manager and its affiliates, including MLIA, that the Separation will not have any impact on the level, nature and quality of services currently provided by MLIA to the MLIA Subadvised Portfolios.

3.        The Board considered representations by the Manager and its affiliates that approval of the New Subadvisory Agreements would be necessary for the MLIA Subadvised Portfolios to continue receiving subadvisory services from MLIA following the change in control of the Manager.

4.        The Board considered representations by the Manager, as well as related supporting documentation, indicating that the New Subadvisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Subadvisory Agreements.

5.        The Board considered that the Manager and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Subadvisory Agreements.

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6.        The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Manager, with respect to the New Subadvisory Agreements (including advice relating to the necessity for shareholder approval for the New Subadvisory Agreements, the process and timing of seeking shareholder approval of the New Subadvisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

7.        The Board considered that, if shareholders approve the New Subadvisory Agreements, the Board, the Manager, and the Sub-Adviser will conduct its annual contracts review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Sub-Adviser to comply with their undertakings to the Board and the Manager and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Subadvisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Subadvisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Subadvisory Agreements and to recommend approval of the New Subadvisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Subadvisory Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each MLIA Subadvised Portfolio to approve the New Subadvisory Agreements.

Information Regarding the Affiliated Subadviser

MLIA is a Delaware limited liability company. MetLife owns all of the voting interest in MLIA.

The address of MLIA is One MetLife Way, Whippany, NJ 07981. The address of MetLife is 200 Park Avenue, New York, NY 10166.

Vote Required

The shareholders of each MLIA Subadvised Portfolio vote separately on Proposal II. All shares of a MLIA Subadvised Portfolio vote together as a single class on Proposal II. The approval of Proposal II by any MLIA Subadvised Portfolio is not contingent on the approval of Proposal I relating to it.

The vote required to approve the New Subadvisory Agreement with respect to a MLIA Subadvised Portfolio is the lesser of (i) 67% of the shares of the Portfolio that are present at the Meeting, if the holders of more than 50% of the shares of such Portfolio outstanding as of

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the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of the Portfolio outstanding on the Record Date. If the required vote is not obtained for a MLIA Subadvised Portfolio, the Trustees will consider what other actions to take in the best interests of the Portfolio.

Recommendation of the Board

The Board of Trustees believes that the New Subadvisory Agreement is in the best interests of shareholders of each MLIA Subadvised Portfolio. Accordingly, the Board unanimously recommends that shareholders of each MLIA Subadvised Portfolio vote to APPROVE the New Subadvisory Agreement as set forth in Proposal II.

PROPOSAL III – ELECTION OF BOARD MEMBERS

The purpose of this Proposal is to elect the eight (8) individuals listed below (each a “Nominee,” and collectively, the “Nominees”) as Trustees of the Trusts. The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If elected, each Nominee will serve until his or her successor has been elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified. If, prior to the Meeting, any Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as Nominee(s). All of the Nominees have consented to being named in this Proxy Statement and to serve if elected, and the Trusts know of no reason why any Nominee would be unable or unwilling to serve if elected.

All of the Nominees currently serve as Trustees of the Trusts and have served in that capacity continuously since their original election or appointment to the Board. Mses. Susan C. Gause, Nancy Hawthorne, Linda B. Strumpf and Dawn M. Vroegop and Messrs. Stephen M. Alderman and Robert J. Boulware were elected as Trustees by shareholders of the Trusts at special meetings held on February 24, 2012. Ms. Barbara A. Nugent and Mr. John Rosenthal were appointed to the Board on January 1, 2014 and May 25, 2016, respectively. Ms. Nugent and Mr. Rosenthal have not previously been elected by shareholders of the Trusts. If elected, each Nominee, except Mr. Rosenthal, is expected to qualify as a Board member who is not an “interested person” (as that term is used in the 1940 Act) of the Trusts, or an Independent Trustee. Mr. Rosenthal is an “interested person” of the Trusts (as that term is used in the 1940 Act) because of his position with MetLife, the ultimate parent company of the Manager.

Section 16 of the 1940 Act provides that vacancies on the Board may be filled only by a meeting of shareholders duly called for that purpose, unless at least two-thirds of the Trustees holding office immediately after the appointment of a Trustee to fill such vacancy have been elected by shareholders of the Trusts. Because Ms. Nugent and Mr. Rosenthal were appointed by the Trustees rather than elected by shareholders, the operation of this provision could potentially restrict the ability of the Trustees to appoint new Trustees in the future unless the Nominees are elected by shareholders. The Board believes that it is in the best interests of the Trusts to elect all of the Nominees as Trustees of the Trusts at this time, to

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avoid the potential expense to shareholders of calling a special meeting for the purpose of filling vacancies on the Board at a future time. The Board believes that the Nominees’ professional experience, skills, and their relative tenures as Trustees of the Trusts are appropriate and that their election by shareholders is in the best interests of the Trusts.

Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills of Board membership, is set forth below.

Information Concerning Nominees and Executive Officers

The following table provides information concerning the Nominees for election by shareholders and the executive officers of the Trusts. Unless otherwise noted, the address of the current Trustees and officers of the Trusts are c/o Metropolitan Series Fund and Met Investors Series Trust, One Financial Center, Boston, Massachusetts 02111.

Each Nominee elected at the Meeting will serve until his or her death, resignation, retirement or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None
Independent Trustees
Dawn M. Vroegop (49)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

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Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**
Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**
Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**
Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None
Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

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Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.
Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.
Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013- present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).
Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	As of May 1, 2016, the Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

Qualifications of the Trustee Nominees

The following provides an overview of the considerations that led the Board to conclude that each Nominee should be proposed for election. The current members of the Board have joined the Board at different points in time since 2000. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) the individual’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) experience on boards of other investment companies that were merged into the Trusts (as applicable); and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

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Each Nominee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trusts, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts. Each Nominee’s most recent five years of prior professional experience is summarized in the table above. In certain cases, additional professional experience and accomplishments not reflected in the table above contributed to the Board’s conclusion that an individual should serve on the Board. For example, Ms. Gause and Mr. Boulware each served as chief executive officer of a financial services company; Ms. Hawthorne served as interim chief executive officer and chairman of the board of a technology-related company; and Ms. Vroegop has served as a managing director of a financial services company. Ms. Nugent’s prior legal and professional careers focused on the mutual fund industry and its operations. Mr. Alderman served as lead Independent Trustee of the MIST Trust. Ms. Strumpf has served as the chairperson and investment officer of charitable foundations.

With respect to the Trustee of the Trusts who is an Interested Trustee, the following additional considerations contributed to the Board’s conclusion that Mr. Rosenthal should serve on the Board: Mr. Rosenthal’s experience as an executive of MetLife, the current parent company of the Manager, and his expected leadership position with Brighthouse, the new separate retail business organized under a holding company, following the Separation.

Leadership Structure of the Trusts

The following describes the current Board leadership structure. If Proposal III is approved, the leadership structure of the Board and the structure, composition, types and/or number of the Trusts’ standing committees (the “Committees”) is not expected to change.

The Board currently consists of eight Trustees, seven of whom are not “interested persons” (as defined in the 1940 Act) of the Trusts. The Board is responsible for the overall management of each Trust, including general supervision and review of each Trust’s investment activities. The Board, in turn, elects the officers of the Trusts who are responsible for administering the Trusts’ day-to-day operations.

The Board has appointed an Independent Trustee, Ms. Vroegop, to serve as Chairman of the Board. Ms. Vroegop presides at meetings of the Board and assists management in the development of the agendas for Board meetings. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management are present. At those meetings, the Independent Trustees consider a variety of matters, including those that are required by law to be considered by the Independent Trustees, and those that are scheduled to come before the full Board, including fund governance and leadership issues. Ms. Vroegop leads those meetings and reports to the Board and management on the matters discussed at those meetings. The Independent Trustees, including the Chairman, are advised by independent counsel.

Based on, among other factors, each Trustee’s professional experience and skills and their relative tenures as Trustees of the Trusts, the Board believes that having a super-majority

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of Independent Trustees on the Board, an Independent Chairman and an Interested Trustee who provides insights based on his experience and responsibilities as an executive of MetLife, Inc., the current parent company of the Manager, and his expected leadership position with Brighthouse Financial, Inc., is appropriate and in the best interests of each Trust.

Board Oversight of Trust Risk

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance-related matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Manager’s initiative. Such reports have addressed cybersecurity relating to the Trusts and Portfolios, operational matters relating to Trust service providers and other topics. In addition, the Audit Committee of the Board meets regularly with the Manager’s personnel who are responsible for each Trust’s accounting and financial reports to review information on their examinations of functions and processes within the Manager that affect the Trusts.

Under the multi-manager structure used by the Trusts, the Manager is responsible for overall oversight, including risk management oversight, of the services provided by the various subadvisers. Each subadviser is responsible for the management of risks that may arise from its Portfolio investments. The Board requires the Manager, and the subadvisers, as appropriate, to report to the full Board, on a regular and as-needed basis, on actual and potential risks to each Portfolio and the Trusts as a whole.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Trusts. In addition, officers of the Trusts meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Trusts change a particular investment strategy that could have a material impact on the Trusts’ risk profiles, the Board is consulted with respect to such a change. To the extent that the Trusts invest in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Trusts to such instruments.

With respect to valuation, the Board receives regular written reports that enable the Board to monitor any fair valuations of securities in a particular Portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board has directed its Audit Committee to review the quarterly valuation reports (including with respect to fair valuations), periodically review the Trusts’ valuation policies and procedures, and consult with the Trusts’ auditors about valuation matters in connection with the Audit Committee’s review of the results of the audit of each Trust’s year-end financial statements.

With respect to compliance, the Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Trustees, and who provides

20

presentations to the Board at its quarterly meetings and an annual report to the Board concerning compliance matters. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to detect, prevent and correct violations of federal securities laws (“Compliance Policies”). The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws.

Standing Committees of the Board

The Board conducts much of its work through certain standing Committees, each of which is chaired by an Independent Trustee. Each Trust has a standing Audit Committee consisting of all of the Independent Trustees. The Audit Committee of the Board has identical members and the same Chairman, Ms. Gause, and meets as a single committee. The Audit Committee’s function is to, among other things: recommend to the Board independent accountants to conduct the annual audit of the Trusts’ financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for their professional services. In addition, the Board’s Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee of the Board also focuses on the valuation of the assets of the Portfolios of each Trust. The Board’s Audit Committee held four meetings during the fiscal year ended December 31, 2015.

Each Trust has a Nominating, Governance and Compensation Committee (“NGC Committee”) consisting of all of the Independent Trustees. The NGC Committee of the Board has identical members and the same Chairman, Ms. Hawthorne, and meets as a single committee. The NGC Committee’s function is to: recommend, evaluate, and nominate Independent Trustee candidates to the full Board; evaluate the Independent Trustee candidates’ independence from a Trust’s Manager and other principal service providers and consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial, or family relationships with the Manager or affiliates); review the size and composition of the Board; review and evaluate the Committee structure of the Board and make recommendations to the Board with respect to changes to existing Committees (including Committee membership) or for additional Committees (including membership); periodically review the Board’s governance practices, policies, procedures and operations, and ongoing Trustee education on current industry matters, and as applicable orientation for new Trustees; lead and manage the Board’s annual self-assessment process; review, monitor and supervise service providers that the Independent Trustees have engaged to assist them, including the performance of, and independence of, legal counsel to the Independent Trustees; review and recommend, as appropriate, changes to Independent Trustee compensation; and on an annual basis review and report findings to the full Board regarding the Trusts’ and Independent Trustees’ insurance coverage. While the NGC Committee has not adopted a specific policy on diversity or a particular definition of diversity when considering candidates, the NGC Committee generally considers the manner in which each candidate’s professional experience, background, skills in matters that are relevant to the

21

oversight of the Portfolios (e.g., investment management, distribution, accounting, trading, compliance, legal), and general leadership experience complement the attributes of the existing Independent Trustees.

The NGC Committee evaluates the qualifications of the Trusts’ candidates for Independent Trustee positions and makes recommendations to the Independent Trustees with respect to nominations for Independent Trustee membership on the Board. The NGC Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, all candidates as members of the Board must demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member. The NGC Committee may adopt from time to time specific, minimum qualifications that the NGC Committee believes a candidate must meet before being considered as a candidate for Board membership, subject to approval by the full Board. In so doing, the NGC Committee shall comply with any rules adopted from time to time by the SEC regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership. The Nominating Committee Charter is attached as Appendix E to this Proxy Statement. The Board’s NGC Committee held four meetings during the fiscal year ended December 31, 2015.

Each Trust has two Investment Performance Oversight Committees (A and B, which meet as single committees). Investment Performance Oversight Committee A of the Board is comprised of Mr. Boulware, Ms. Gause and Ms. Nugent and Mr. Boulware currently serves as Chairman. Investment Performance Oversight Committee B of the Board is comprised of Mr. Alderman, Ms. Hawthorne, Ms. Strumpf and Ms. Vroegop, and Ms. Strumpf currently serves as Chairman. Each Investment Performance Oversight Committee reviews investment performance matters relating to a particular group of Portfolios and the subadvisers to those Portfolios. Each Investment Performance Oversight Committee reports to the full Board regarding the activities and findings of the Committee. The Board’s Investment Performance Oversight Committees A and B each held five meetings during the fiscal year ended December 31, 2015. Prior to August 18, 2015, each Trust had an Investment Performance Oversight Committee C that was comprised of all of the Independent Trustees. This Committee held two meetings during the fiscal year ended December 31, 2015.

Compensation of the Trustees

The Trustees and Officers of the Trusts who are officers or employees of MetLife and/or its affiliates (including the Manager and MetLife Investors Distribution Company but not affiliates of MetLife that are registered investment companies) receive no compensation from the Trusts for their services as Officers or Trustees of the Trusts, although they may receive compensation from MetLife or any affiliate thereof for services rendered in those or other capacities. Each Trustee who is not an employee of the Manager or any of its affiliates currently receives compensation from the Trusts. The compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2015 is set forth in Appendix F.

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As of December 31, 2008, each Trust adopted a Deferred Fee Agreement to allow each Independent Trustee to align his or her interests with those of the Portfolios and the Portfolios’ shareholders without purchasing one of the variable life insurance policies or variable annuity contracts through which the Portfolios of the Trusts are solely offered. All of the Independent Trustees participate in the Deferred Fee Agreement to align their interests with those of the shareholders. Under each Deferred Fee Agreement, each Independent Trustee defers payment of all or part of the fees payable for such Trustee’s services and thereby shares in the experience alongside the Portfolios’ shareholders as the compensation deferred increases or decreases depending on the investment performance of the Portfolios on which such Trustee’s deferral account is based. Deferred amounts remain in a Trust until distributed in accordance with the provisions of the Trust’s Deferred Fee Agreement. The value of a participating Trustee’s deferral account is based on notional investments of deferred amounts, on the normal payment dates, in the Portfolios of the Trusts, that are designated by the participating Trustee. Pursuant to the Deferred Fee Agreement of each Trust, payments due under the Deferred Fee Agreement are unsecured obligations of the Trust. The compensation paid to each of the Trustees during the fiscal year ended December 31, 2015 is set forth in Appendix F.

Trustee Beneficial Ownership

The dollar range of equity securities beneficially owned by each Trustee in the Trusts’ Portfolios and in the MetLife Funds Complex as of September 30, 2016 is set forth in Appendix G. As of September 30, 2016, the Trustees of MIST and MSF as a group owned less than 1% of the outstanding shares of each Trust or any Portfolio of the Trusts.

Shareholder Communication with the Board of Trustees

Each Trust has adopted procedures by which Contract Holders may send communications to the Board. These communications should be sent to the attention of the Board or the specific Trustee to whom the communication is directed at Met Investors Series Trust and Metropolitan Series Fund, c/o Secretary, One Financial Center, Boston, MA 02111.

A communication must (i) be in writing and be signed by the Contract Holder, (ii) identify the specific Portfolio, if any, of the Trusts to which it relates and (iii) identify the number of units held by the Contract Holder that relate to shares of a Portfolio of the Trusts.

These procedures do not apply to (i) any communication from an officer or Trustee of the Trusts, (ii) any communication from an employee or agent of the Trusts, unless such communication is made solely in such employee’s or agent’s capacity as a Contract Holder or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended or any communication made in connection with such a proposal.

Vote Required

Shareholders of all Portfolios of the Trusts vote together as a single class on the election of Trustees. The Nominees receiving the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting, if a quorum is present, shall be elected.

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Recommendation of the Board

The Board of Trustees believes that the election of each Nominee is in the best interests of shareholders of the Trusts. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each Nominee as set forth in Proposal III.

OTHER INFORMATION

Information about Voting Instructions and the Conduct of the Meeting

Solicitation of Voting Instructions

Voting instructions will be solicited primarily by mailing this Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trusts, the Insurance Companies or by their agents. In addition, Computershare Fund Services has been engaged to assist in the solicitation of proxies for a fee of approximately $4,000,896, although the actual costs of the solicitation may be higher. The Manager will bear all of the costs of the Meeting, including the costs of printing and mailing this proxy statement and soliciting voting instructions, except that a portion of the printing and mailing costs relating to Proposal III (estimated to be approximately $325,000) will be borne by the Trusts, subject to any expense limitation agreement in place. In addition, the Manager has agreed to reimburse the Trusts for their expenses relating to the Separation, including the costs of Trustee meetings, legal counsel, and independent consultants.

Voting Process

The shares of each Portfolio are currently sold to the separate accounts of Metropolitan Life Insurance Company and its insurance company affiliates (each an “Insurance Company” and collectively, the “Insurance Companies”) as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts that are registered as investment companies with the U.S. Securities and Exchange Commission. Most of the shares of the Portfolios are attributable to contracts issued by the Insurance Companies. Other outstanding Portfolio shares are not attributable to contracts, because such shares are held in a separate account that is not registered as an investment company.

Record owners of the shares of each Portfolio as of the Record Date will be entitled to vote and may cast one vote for each share held and a fractional vote for each fractional share held. A majority of the shares of a Portfolio or the Trust outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of such Portfolio or the Trust, respectively, at the Meeting.

In determining whether a quorum is present, the tellers (persons appointed by the Trusts to receive, count and report all ballots cast at the Meeting) will count shares represented

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by proxies that reflect abstentions or votes withheld as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any Proposal, these shares will have the same effect as if they cast votes against Proposals I and II. With respect to Proposal III, so long as a quorum is present, abstentions or votes withheld (unless all votes with respect to a Nominee are withheld) will have no effect on the outcome of Proposal III.

In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of a Portfolio that are attributable to the contracts based on voting instructions received from owners of such contracts that participate in the corresponding investment divisions in the separate accounts. The number of Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each Contract Holder is determined by dividing a variable life insurance policy’s or variable benefit option’s cash value or a variable annuity contract’s accumulation units (or if variable annuity payments are currently being made, the amount of the Insurance Company’s reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in the Portfolio.

Each Portfolio currently issues one or more of the following share classes: Class A shares, Class B shares, Class D shares, Class E shares, Class F shares and Class G shares, which, among other things, have different net asset values. Whether Class A shares, Class B shares, Class D shares, Class E shares, Class F shares or Class G shares are offered in connection with a given contract depends on the particular contract. Each Class A share, Class B share, Class D share, Class E share, Class F share and Class G share has one vote. For purposes of determining the number of Portfolio shares for which a Contract Holder is entitled to give voting instructions, the Insurance Companies use the per share net asset value for such class of Portfolio shares that are offered under that contract. Fractional votes will be counted. The number of shares for which a Contract Holder has a right to give voting instructions is determined as of the Record Date.

Portfolio shares held in an investment division attributable to contracts for which no timely instructions are received or that are not attributable to contracts will be represented at the Meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all contracts participating in that investment division. Because the Trusts and the Portfolios use proportional voting, a small number of shareholders may determine the outcome of a vote, including the vote on the Proposals.

With respect to Proposal I and II, if you are a Contract Holder of units that relate to shares of more than one Portfolio, your voting instruction card will ask you to provide separate voting instructions for each such Portfolio.

If an enclosed voting instruction card is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later voting instruction card mailed to each Trust at One Financial Center, Boston, Massachusetts 02111, or by calling toll free (800) 638-7732. Each Trust must receive the revocation or later voting

25

instruction card prior to the Meeting for the revocation to be effective. You may attend the Meeting in person to revoke previously provided voting instructions and to provide new voting instructions.

If you simply sign the voting instruction card without specifying an instruction, the voting instruction card will be voted in accordance with the recommendation of the Fund’s Board with respect to each Proposal considered at the Meeting.

For instructions on how to attend the meeting and vote in person, please call (800) 638-7732.

Adjournments; Other Business

With respect to Proposals I and II, an adjournment of the Meeting as to any Portfolio requires the vote of a majority of the total number of shares of the relevant Portfolio that are present in person or by proxy and entitled to vote. With respect to Proposal III, an adjournment of the Meeting requires the vote of a majority of the total number of shares of the Trusts that are present in person or by proxy and entitled to vote. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Trusts intends to present or knows that others will present are the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in their discretion, unless the Secretary of the Trusts has previously received written contrary instructions from the shareholder entitled to vote the shares. Shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any adjournment.

Shareholder Proposals at Future Meetings

Under each Trust’s Amended and Restated By-laws, the Trusts are not required to hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted upon under the 1940 Act. Shareholder proposals to be presented at any future meeting of shareholders of a Portfolio or the Trusts must be received by the Trusts in writing a reasonable amount of time before the Trusts solicit proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (the “Independent Registered Public Accounting Firm”), 200 Berkeley Street, Boston, Massachusetts 02166, serves as the independent registered public accounting firm for the Portfolios. Deloitte & Touche LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. Representatives of the Independent Registered Public Accounting Firm will not be available at the Meeting.

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The following tables set forth, for the Trusts’ two most recent fiscal years, the fees billed by the Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trusts and (b) those non-audit services provided to the Manager and subadvisers (other than subadvisers not affiliated with the Manager) and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Trusts (collectively, “Service Entities”) that relate directly to the Portfolios’ operations and financial reports:

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2015	$3,825,522	$46,950	$500,235	$0
2014	$3,695,500	$16,500	$497,915	$0

“Audit Fees” represent fees billed for each of the last two fiscal years or professional services rendered for the audit of the Trusts’ annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. “Audit-Related Fees,” if any, represent fees for assurance and related services by the Independent Registered Public Accounting Firm that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not included in “Audit Fees.” “Tax Fees” represent fees for services rendered to the Fund for tax return preparation and review of and participation in determining required income and capital gains distributions. “All Other Fees” represents fees, if any, billed for other products and services rendered by the Independent Registered Public Accounting Firm to the Trusts for the last two fiscal years.

The Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an Independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, which requires the audit committee of a registered investment company to pre-approve certain non-audit services provided to the registered investment company’s investment adviser or its affiliates.

For the Trusts’ two most recent fiscal years, the aggregate non-audit fees billed by the Independent Registered Public Accounting Firm for services rendered to the Fund and the Service Entities were as follows:

Fiscal Year	Aggregate Non-audit Fees
2015	$0
2014	$0

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The amounts set out above represent the aggregate non-audit fees billed by the Independent Registered Public Accounting Firm to MetLife and its subsidiaries, and include, among other non-audit fees, non-audit fees for services rendered to the Trusts and rendered to the Manager and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Trusts.

The Audit Committee considered the provision of non-audit services that were rendered to the Manager, and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Trusts that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

Information about the Trusts

Copies of the most recent annual report and the most recent semiannual report succeeding the most recent annual report of each Trusts, if any, may be obtained without charge by calling (800) 638-7732 or by writing to Michael P. Lawlor, Met Investors Series Trust and Metropolitan Series Fund and MetLife Advisers, LLC at One Financial Center, Boston, Massachusetts 02111. This Proxy Statement, the most recent annual report and semiannual report to shareholders, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders, are available on the Internet at www.metlife.com/msf.

Ownership of Shares

As of the Record Date, the following number of shares of each Portfolio were outstanding and entitled to vote:

MIST Portfolio	Class	Shares Outstanding on Record Date
AB Global Dynamic Allocation Portfolio	Class B	[ ]
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio	Class B	[ ]
American Funds® Balanced Allocation Portfolio	Class B	[ ]
	Class C	[ ]
American Funds® Growth Allocation Portfolio	Class B	[ ]
	Class C	[ ]
American Funds® Growth Portfolio	Class C	[ ]
American Funds® Moderate Allocation Portfolio	Class B	[ ]
	Class C	[ ]
AQR Global Risk Balanced Portfolio	Class B	[ ]
BlackRock Global Tactical Strategies Portfolio	Class B	[ ]
BlackRock High Yield Portfolio	Class A	[ ]
	Class B	[ ]

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MIST Portfolio	Class	Shares Outstanding on Record Date
Clarion Global Real Estate Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
ClearBridge Aggressive Growth Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
Goldman Sachs Mid Cap Value Portfolio	Class A	[ ]
	Class B	[ ]
Harris Oakmark International Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
Invesco Balanced-Risk Allocation Portfolio	Class B	[ ]
Invesco Comstock Portfolio	Class A	[ ]
	Class B	[ ]
Invesco Mid Cap Value Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
Invesco Small Cap Growth Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
JPMorgan Core Bond Portfolio	Class A	[ ]
	Class B	[ ]
JPMorgan Global Active Allocation Portfolio	Class B	[ ]
JPMorgan Small Cap Value Portfolio	Class A	[ ]
	Class B	[ ]
Loomis Sayles Global Markets Portfolio	Class A	[ ]
	Class B	[ ]
Met/Aberdeen Emerging Markets Equity Portfolio	Class A	[ ]
	Class B	[ ]
Met/Artisan International Portfolio	Class A	[ ]
	Class B	[ ]
Met/Eaton Vance Floating Rate Portfolio	Class A	[ ]
	Class B	[ ]
Met/Franklin Low Duration Total Return Portfolio	Class A	[ ]
	Class B	[ ]
Met/Templeton International Bond Portfolio	Class A	[ ]
	Class B	[ ]
Met/Wellington Large Cap Research Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
MetLife Asset Allocation 100 Portfolio	Class A	[ ]
	Class B	[ ]
MetLife Balanced Plus Portfolio	Class B	[ ]
MetLife Multi-Index Targeted Risk Portfolio	Class B	[ ]
MetLife Small Cap Value Portfolio	Class A	[ ]
	Class B	[ ]
MFS® Research International Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]

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MIST Portfolio	Class	Shares Outstanding on Record Date
Morgan Stanley Mid Cap Growth Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
Oppenheimer Global Equity Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
PanAgora Global Diversified Risk Portfolio	Class B	[ ]
PIMCO Inflation Protected Bond Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
PIMCO Total Return Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
Pyramis® Government Income Portfolio	Class B	[ ]
Pyramis® Managed Risk Portfolio	Class B	[ ]
Schroders Global Multi-Asset Portfolio	Class B	[ ]
SSGA Growth and Income ETF Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
SSGA Growth ETF Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
TCW Core Fixed Income Portfolio	Class A	[ ]
	Class B	[ ]
T. Rowe Price Large Cap Value Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
T. Rowe Price Mid Cap Growth Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]

MSF Portfolio	Class	Shares Outstanding on Record Date
Baillie Gifford International Stock Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
BlackRock Bond Income Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
BlackRock Capital Appreciation Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
BlackRock Large Cap Value Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
BlackRock Ultra-Short Term Bond Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]

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MSF Portfolio	Class	Shares Outstanding on Record Date
Frontier Mid Cap Growth Portfolio	Class A	[ ]
	Class B	[ ]
	Class D	[ ]
	Class E	[ ]
Jennison Growth Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
Loomis Sayles Small Cap Core Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
Loomis Sayles Small Cap Growth Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
Met/Artisan Mid Cap Value Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
Met/Dimensional International Small Company Portfolio	Class A	[ ]
	Class B	[ ]
Met/Wellington Balanced Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
Met/Wellington Core Equity Opportunities Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
MetLife Aggregate Bond Index Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
	Class G	[ ]
MetLife Asset Allocation 20 Portfolio	Class A	[ ]
	Class B	[ ]
MetLife Asset Allocation 40 Portfolio	Class A	[ ]
	Class B	[ ]
MetLife Asset Allocation 60 Portfolio	Class A	[ ]
	Class B	[ ]
MetLife Asset Allocation 80 Portfolio	Class A	[ ]
	Class B	[ ]
MetLife Mid Cap Stock Index Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
	Class G	[ ]
MetLife Stock Index Portfolio	Class A	[ ]
	Class B	[ ]
	Class D	[ ]
	Class E	[ ]
	Class G	[ ]
MFS® Total Return Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
	Class F	[ ]

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MSF Portfolio	Class	Shares Outstanding on Record Date
MFS® Value Portfolio	Class A	[ ]
	Class B	[ ]
	Class D	[ ]
	Class E	[ ]
MSCI EAFE® Index Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
	Class G	[ ]
Neuberger Berman Genesis Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
Russell 2000® Index Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
	Class G	[ ]
T. Rowe Price Large Cap Growth Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
T. Rowe Price Small Cap Growth Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
	Class G	[ ]
Van Eck Global Natural Resources Portfolio	Class A	[ ]
	Class B	[ ]
Western Asset Management Strategic Bond Opportunities Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]
Western Asset Management U.S. Government Portfolio	Class A	[ ]
	Class B	[ ]
	Class E	[ ]

All of the shares of the Portfolios are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Because the Insurance Companies own 100% of the Shares of each Trust, they may be deemed to be in control (as defined in the 1940 Act) of the Trusts. Shares of the Portfolios are not offered for direct purchase by the investing public.

The Insurance Companies have informed the Trusts that, as of the Record Date, there were no persons owning contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of the voting securities of any share class of a Portfolio. The Trusts have been informed that, as of the Record Date, the officers and Trustees as a group owned less than 1% of the outstanding shares of each Portfolio.

32

INSTRUCTIONS FOR EXECUTING VOTING INSTRUCTIONS

The following general rules for signing voting instructions may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your voting instructions properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the voting instructions.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the voting instructions.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION	VALID SIGNATURE
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your voting instructions, return it in the enclosed postage paid envelope.

If you have any questions about the voting instructions, please call the Fund at (800) 638-7732.

33

Appendix A

The table below sets forth the date of each Current Advisory Agreement, the date on which it was last approved by the Board, the date on which it was last submitted to a vote of shareholders, and the purpose of such submission.

Portfolio	Date of Current Advisory Agreement	Date Agreement was Last Approved by Board	Date Current Advisory Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Advisory Agreement to Shareholders
AB Global Dynamic Allocation Portfolio

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

American Funds® Balanced Allocation Portfolio

American Funds® Growth Allocation Portfolio

American Funds® Growth Portfolio

American Funds® Moderate Allocation Portfolio

AQR Global Risk Balanced Portfolio

Baillie Gifford International Stock Portfolio

BlackRock Bond Income Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Tactical Strategies Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Ultra-Short Term Bond Portfolio

Clarion Global Real Estate Portfolio

Portfolio	Date of Current Advisory Agreement	Date Agreement was Last Approved by Board	Date Current Advisory Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Advisory Agreement to Shareholders
ClearBridge Aggressive Growth Portfolio

Frontier Mid Cap Growth Portfolio

Goldman Sachs Mid Cap Value Portfolio

Harris Oakmark International Portfolio

Invesco Balanced-Risk Allocation Portfolio

Invesco Comstock Portfolio

Invesco Mid Cap Value Portfolio

Invesco Small Cap Growth Portfolio

Jennison Growth Portfolio

JPMorgan Core Bond Portfolio

JPMorgan Global Active Allocation Portfolio

JPMorgan Small Cap Value Portfolio

Loomis Sayles Global Markets Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

Met/Aberdeen Emerging Markets Equity Portfolio

Met/Artisan International Portfolio

Met/Artisan Mid Cap Value Portfolio

Met/Dimensional International Small Company Portfolio

Met/Eaton Vance Floating Rate Portfolio

2

Portfolio	Date of Current Advisory Agreement	Date Agreement was Last Approved by Board	Date Current Advisory Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Advisory Agreement to Shareholders
Met/Franklin Low Duration Total Return Portfolio

Met/Templeton International Bond Portfolio

Met/Wellington Balanced Portfolio

Met/Wellington Core Equity Opportunities Portfolio

Met/Wellington Large Cap Research Portfolio

MetLife Aggregate Bond Index Portfolio

MetLife Asset Allocation 100 Portfolio

MetLife Asset Allocation 20 Portfolio

MetLife Asset Allocation 40 Portfolio

MetLife Asset Allocation 60 Portfolio

MetLife Asset Allocation 80 Portfolio

MetLife Balanced Plus Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife Multi-Index Targeted Risk Portfolio

MetLife Small Cap Value Portfolio

MetLife Stock Index Portfolio

MFS® Research International Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

Morgan Stanley Mid Cap Growth Portfolio

3

Portfolio	Date of Current Advisory Agreement	Date Agreement was Last Approved by Board	Date Current Advisory Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Advisory Agreement to Shareholders
MSCI EAFE® Index Portfolio

Neuberger Berman Genesis Portfolio

Oppenheimer Global Equity Portfolio

PanAgora Global Diversified Risk Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Pyramis® Government Income Portfolio

Pyramis® Managed Risk Portfolio

Russell 2000® Index Portfolio

Schroders Global Multi-Asset Portfolio

SSGA Growth and Income ETF Portfolio

SSGA Growth ETF Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

TCW Core Fixed Income Portfolio

Van Eck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

4

Appendix B

FORMS OF ADVISORY AGREEMENTS

For the fund-of-funds Portfolios of Brighthouse Funds Trust I: the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, Brighthouse Asset Allocation 100 Portfolio, Brighthouse Balanced Plus Portfolio, and MetLife Multi-Index Targeted Risk Portfolio.

FORM OF MANAGEMENT AGREEMENT

(BRIGHTHOUSE FUNDS TRUST I)

MANAGEMENT AGREEMENT

                    ,

Brighthouse Investment Advisers, LLC

One Financial Center

Boston, Massachusetts 02111

Ladies and Gentlemen:

Brighthouse Funds Trust I (the “Trust”), a Delaware trust created pursuant to an Agreement and Declaration of Trust, herewith confirms its agreement with Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), as follows:

1.        Investment Description; Appointment

The Trust desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as amended from time to time, and in its registration statement filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended from time to time (the “Registration Statement”), and in such manner and to such extent as may from time to time be approved by the Board of Trustees. The Trust has designated certain separate investment portfolios set forth in Schedule A. The Trust may in the future designate additional separate investment portfolios. Such existing and future portfolios are hereinafter referred to as the “Portfolios.” Copies of the Registration Statement and the Trust’s Agreement and Declaration of Trust, as amended, have been or will be submitted to the Manager. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“1940 Act”) and is engaged in the business of rendering investment advisory services to registered investment companies. The Trust desires to employ the Manager to act as its investment manager and adviser on behalf of the Portfolios specified in Schedule A. The Manager accepts this appointment and agrees to furnish the services described herein for the compensation set forth below. The Manager will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized by this Agreement or another writing signed by the Trust and the Manager.

2.        Duties of Manager

a.        Subject to the general supervision and control of the Trustees of the Trust and under the terms and conditions set forth in this Agreement, the Manager will manage the investment operations and composition of each Portfolio and render investment advice for each Portfolio, including the purchase, retention, and disposition of the investments, securities and cash contained in each Portfolio, in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s Agreement and Declaration of Trust, By-Laws, and such Trust’s Prospectus, Statement of Additional Information (“SAI”) and Compliance Manual, as is from time to time in effect.

b.        As part of the advisory services it will provide hereunder, the Manager will:

(i)        obtain and evaluate, to the extent deemed necessary and advisable by the Manager in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are directly or indirectly included in the Portfolios or are under consideration for inclusion in the Portfolios;

(ii)        formulate and implement a continuous investment program for the Portfolios, which may consist of investing the assets of one or more of the Portfolios in other registered investment companies;

(iii)        take whatever steps are necessary to implement the investment program for the Portfolios by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolios;

(iv)        keep the Trustees of the Trust fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in the Portfolios, its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Trustees of the Trust;

(v)        in accordance with procedures and methods established by the Trustee of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Manager for each security or other investment/asset in the Portfolios for which market prices are not readily available;

6

(vi)        cooperate with and provide reasonable assistance to the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt response to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

b.        The Manager will furnish to the Trust such statistical information, with respect to the investments that a Portfolio may hold or contemplate purchasing, as the Trust may reasonably request. The Manager also agrees to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

c.        Subject to the supervision and direction of the Board of Trustees of the Trust, the Manager, at its own expense, will also supply the Trust with (i) office facilities (which may be in the Manager’s own offices), and (ii) necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Manager or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any investment adviser pursuant to a contract with such investment adviser; and (iii) other information and services required in connection with the preparation of all registration statements and prospectuses, prospectus supplements, statements of additional information, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns, except for (a) services of outside counsel or independent accountants or (b) services to be provided by any investment adviser under any contract with such investment adviser.

d.        Subject to the appropriate policies and procedures approved by the Board of Trustees, the Manager may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause a Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, an investment adviser, the Trust and the Portfolio an amount of commission for effecting a Portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Manager’s overall responsibilities to the Portfolio, the Trust or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of Trustees, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking

7

“best execution” and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., the Manager may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

e.        Subject to the requirement to seek best price and execution, and to the appropriate policies and procedures approved by the Board of Trustees, the Trust reserves the right to direct the Manager effect transactions in a Portfolio’s securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to this Agreement.

f.        The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others and to engage in other activities, so long as the services rendered to the Trust are not impaired.

3.        Delegation of Manager’s Duties as Investment Adviser

With respect to any or all of the Portfolios, the Manager may contract with one or more investment advisers (“Advisers”) to carry out any and all of its duties specified in Paragraph 2 of this Agreement, provided that any contract with an Adviser (an “Advisory Agreement”) imposes on the Adviser all the duties and conditions to which Manager is subject by Paragraph 2 of this Agreement, and further provided that each Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

4.        Compensation

In consideration of services rendered pursuant to this Agreement, the Trust will pay the Manager a fee at the respective annual rates of the value of each Portfolio’s average daily net assets set forth in Schedule A hereto as such schedule may be amended from time to time. Such fees shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Manager shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Manager, the value of the Portfolios’ net assets shall be computed at the times and in the manner specified from time to time in the Registration Statement.

5.        Expenses

The Trust shall pay all expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include, but are not limited to:

a.	Fees to the Manager;

b.	Charges to the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its independent trustees;

c.	Fees and expenses related to the registration and qualification of the Trust and its shares for distribution under federal and state securities laws;

8

d.	Expenses of the Trust’s administrator, transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent;

e.	Salaries, fees and expenses of Trustees and executive officers of the Trust who are not “affiliated persons” of the Manager or the Advisers within the meaning of the 1940 Act;

f.	Taxes (including the expenses related to preparation of tax returns) and corporate or other fees levied against the Trust;

g.	Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Trust;

h.	Expenses, including interest, of borrowing money;

i.	Expenses incidental to meetings of the Trust’s shareholders, Board of Trustees and the maintenance of the Trust’s organizational existence;

j.	Expenses of printing certificates representing shares of the Trust and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies, and reports to shareholders of the Trust;

k.	Expenses of preparing and typesetting of prospectuses of the Trust;

l.	Expenses of printing and distributing prospectuses to direct or beneficial shareholders of the Trust;

m.	Association membership dues;

n.	Premiums for fidelity insurance, directors and officers liability insurance and other insurance coverage;

o.	Charges of an independent pricing service to value the Portfolios’ assets;

p.	Expenses related to the purchase or redemption of the Trust’s shares; and

q.	Such nonrecurring expenses as may arise, including those associated with actions, suits, or proceedings to which the Trust is a party and arising from any legal obligation which the Trust may have to indemnify its officers and Trustees with respect thereto.

6.        Use of Name

The Manager hereby consents to the Trust being named the Brighthouse Funds Trust I. The Trust shall not use the name “Brighthouse Funds Trust I”, “Brighthouse”, and any of the other names of the Manager or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Manager or any

9

of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Manager shall not use the name of the Trust or any of its affiliates in any material relating to the Manager in any manner not approved prior thereto by the Trust; provided, however, that the Trust shall approve all uses of its name which merely refer in accurate terms to the appointment of the Manager hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Trust recognizes that from time to time directors, officers and employees of the Manager may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “Brighthouse”, or any derivative or abbreviation thereof as part of their name, and that the Manager or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Unless provided in any other agreement between the Trust and the Manager, upon termination of this Agreement for any reason, the Trust shall cease within 30 days all use of the name and mark “Brighthouse Funds Trust I.”

7.        Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Manager free from any claim or retention of rights therein. The Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

8.        Standard of Care

The Manager shall exercise its best judgment in rendering the services hereunder. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Manager against liability to the Trust or to the shareholders of the Trust to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement.

10

9.        Term

This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year from the date hereof and indefinitely thereafter provided that its continuance after such one year period as to each Portfolio shall be specifically approved at least annually by vote of a majority of the outstanding voting securities of such Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or the Manager. This Agreement may be terminated as to any Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees or by a vote of majority of the outstanding voting securities of such Portfolio upon 60 days’ prior written notice to the Manager, or by the Manager upon 90 days’ prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon. This Agreement may be amended at any time by the Manager and the Trust, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Trust’s outstanding voting securities. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

10.        Limitation of Trust’s Liability

The Manager acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Agreement and Declaration of Trust. The Manager agrees that the Trust’s obligations hereunder in any case shall be limited to the Trust and to its assets and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

11.        Force Majeure

The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

12.        Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.        Interpretation

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws as the same may from time to time be

11

amended, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust.

14.        Miscellaneous

This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

12

If the foregoing is in accordance with your understanding, kindly indicate your acceptance hereof by signing and returning to us the enclosed copy hereof.

Very truly yours,
BRIGHTHOUSE FUNDS TRUST I

By:
Kristi Slavin
President and Chief Executive Officer

Accepted:

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:
Alan C. Leland
Chief Financial Officer and Treasurer

13

SCHEDULE A

Portfolio	Percentage of average daily net assets
American Funds Balanced Allocation Portfolio	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion
American Funds Growth Allocation Portfolio	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion
American Funds Moderate Allocation Portfolio	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion
Brighthouse Asset Allocation 100 Portfolio	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion
Brighthouse Balanced Plus Portfolio

Base Portion*

0.10% on first $500 million of such assets plus 0.075% on such assets over $500 million up to $1 billion plus 0.05% on such assets over $1 billion

Overlay Portion*

0.725% of the first $250 million of such assets plus 0.700% on such assets over $250 million up to $750 million plus 0.675% on such assets over $750 million up to $1 billion plus 0.650% on such assets over $1 billion

* These terms have the definition given to them in the Portfolio’s prospectus.

MetLife Multi-Index Targeted Risk Portfolio	Base Portion* 0.070% of the first $500 million of such assets, plus 0.060% of such assets over $500 million up to $1 billion, plus 0.050% of such assets over $1 billion

Portfolio	Percentage of average daily net assets

Overlay Portion*

0.500% of the first $250 million of such assets, plus 0.485% of such assets over $250 million up to $500 million, plus 0.470% of such assets over $500 million up to $1 billion, plus 0.450% of such assets over $1 billion

* These terms have the definitions given to them in the Portfolio’s prospectus.

2

For all Portfolios except the fund-of-fund Portfolios of Brighthouse Funds Trust I: the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, Brighthouse Asset Allocation 100 Portfolio, Brighthouse Balanced Plus Portfolio, and MetLife Multi-Index Targeted Risk Portfolio.

FORM OF MANAGEMENT AGREEMENT

(BRIGHTHOUSE FUNDS TRUST I)

MANAGEMENT AGREEMENT

                    ,

Brighthouse Investment Advisers, LLC

One Financial Center

Boston, Massachusetts 02111

Ladies and Gentlemen:

Brighthouse Funds Trust I (the “Trust”), a Delaware trust created pursuant to an Agreement and Declaration of Trust, herewith confirms its agreement with Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), as follows:

1.        Investment Description; Appointment

The Trust desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as amended from time to time, and in its registration statement filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended from time to time (the “Registration Statement”), and in such manner and to such extent as may from time to time be approved by the Board of Trustees. The Trust has designated the separate investment portfolios set forth in Schedule A. The Trust may in the future designate additional separate investment portfolios. Such existing and future portfolios are hereinafter referred to as the “Portfolios.” Copies of the Registration Statement and the Trust’s Agreement and Declaration of Trust, as amended, have been or will be submitted to the Manager. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“1940 Act”) and is engaged in the business of rendering investment advisory services to registered investment companies. The Trust desires to employ the Manager to act as its investment manager. The Manager accepts this appointment and agrees to furnish the services described herein for the compensation set forth below. The Manager will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized by this Agreement or another writing signed by the Trust and the Manager.

3

2.        Services as Manager

a.        Subject to the supervision and direction of the Board of Trustees of the Trust, the Trust acknowledges and agrees that the Manager may, at its own expense, select a person or persons to act as investment adviser (an “Adviser”) to render investment advice to each of the Portfolios. Each such Adviser shall make all determinations with respect to the Portfolio’s assets for which it has responsibility in accordance with the Portfolio’s investment objectives, policies, and restrictions as stated in the Trust’s Agreement and Declaration of Trust, By-Laws, and the Registration Statement as from time to time in effect; provided, that any contract with an Adviser (an “Advisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended (the “1940 Act”) or as otherwise permitted by the SEC.

b.        Subject to the supervision and direction of the Trustees of the Trust, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio’s assets not then managed by an Adviser. In connection with the Manager’s responsibilities herein, the Manager will assess each Portfolio’s investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies, and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager’s own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portions of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

c.        Subject to the supervision and direction of the Board of Trustees of the Trust, the Manager, at its own expense, will also supply the Trust with (i) office facilities (which may be in the Manager’s own offices), and (ii) necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or

4

contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Manager or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Adviser pursuant to an Advisory Agreement; and (iii) other information and services required in connection with the preparation of all registration statements and prospectuses, prospectus supplements, statements of additional information, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns, except for (a) services of outside counsel or independent accountants or (b) services to be provided by any Adviser under any Advisory Agreement.

d.        Subject to the requirement to seek best price and execution, and to the appropriate policies and procedures approved by the Board of Trustees, the Trust reserves the right to direct the Manager to cause Advisers to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to this Agreement; or (ii) finance activities that are primarily intended to result in the sale of Trust shares. At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust expenses or may be used to finance activities that are primarily intended to result in the sale of Trust shares.

e.        The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others and to engage in other activities, so long as the services rendered to the Trust are not impaired.

3.        Compensation

In consideration of services rendered pursuant to this Agreement, the Trust will pay the Manager a fee at the respective annual rates of the value of each Portfolio’s average daily net assets set forth in Schedule A hereto as such schedule may be amended from time to time. Such fees shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Manager shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Manager, the value of the Portfolios’ net assets shall be computed at the times and in the manner specified from time to time in the Registration Statement.

4.        Expenses

The Trust shall pay all expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include, but are not limited to:

a.	Fees to the Manager;

b.	Charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its independent trustees;

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c.	Fees and expenses related to the registration and qualification of the Trust and its shares for distribution under federal and state securities laws;

d.	Expenses of the Trust’s administrator, transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent;

e.	Salaries, fees and expenses of Trustees and executive officers of the Trust who are not “affiliated persons” of the Manager or the Advisers within the meaning of the 1940 Act;

f.	Taxes (including the expenses related to preparation of tax returns) and corporate or other fees levied against the Trust;

g.	Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Trust;

h.	Expenses, including interest, of borrowing money;

i.	Expenses incidental to meetings of the Trust’s shareholders, Board of Trustees and the maintenance of the Trust’s organizational existence;

j.	Expenses of printing certificates representing shares of the Trust and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies, and reports to shareholders of the Trust;

k.	Expenses of preparing and typesetting of prospectuses of the Trust;

l.	Expenses of printing and distributing prospectuses to direct or beneficial shareholders of the Trust;

m.	Association membership dues;

n.	Premiums for fidelity insurance, directors and officers liability insurance and other insurance coverage;

o.	Charges of an independent pricing service to value the Portfolios’ assets;

p.	Expenses related to the purchase or redemption of the Trust’s shares; and

q.	Such nonrecurring expenses as may arise, including those associated with actions, suits, or proceedings to which the Trust is a party and arising from any legal obligation which the Trust may have to indemnify its officers and Trustees with respect thereto.

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5.        Use of Name

The Manager hereby consents to the Trust being named the Brighthouse Funds Trust I. The Trust shall not use the name “Brighthouse Funds Trust I”, “Brighthouse”, and any of the other names of the Manager or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Manager or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Manager shall not use the name of the Trust or any of its affiliates in any material relating to the Manager in any manner not approved prior thereto by the Trust; provided, however, that the Trust shall approve all uses of its name which merely refer in accurate terms to the appointment of the Manager hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Trust recognizes that from time to time directors, officers and employees of the Manager may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “Brighthouse”, or any derivative or abbreviation thereof as part of their name, and that the Manager or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Upon termination of this Agreement for any reason, the Trust shall cease within 30 days all use of the name and mark “Brighthouse Funds Trust I.”

6.        Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Manager free from any claim or retention of rights therein. The Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

7.        Standard of Care

The Manager shall exercise its best judgment in rendering the services hereunder. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Manager against

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liability to the Trust or to the shareholders of the Trust to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement.

8.        Term

This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year from the date hereof and indefinitely thereafter provided that its continuance after such one year period as to each Portfolio shall be specifically approved at least annually by vote of a majority of the outstanding voting securities of such Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or the Manager. This Agreement may be terminated as to any Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio upon 60 days’ prior written notice to the Manager, or by the Manager upon 90 days’ prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon. This Agreement may be amended at any time by the Manager and the Trust, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Trust’s outstanding voting securities. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

9.        Limitation of Trust’s Liability

The Manager acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Agreement and Declaration of Trust. The Manager agrees that the Trust’s obligations hereunder in any case shall be limited to the Trust and to its assets and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

10.        Force Majeure

The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

11.        Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

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12.        Miscellaneous

This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

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If the foregoing is in accordance with your understanding, kindly indicate your acceptance hereof by signing and returning to us the enclosed copy hereof.

Very truly yours,

BRIGHTHOUSE FUNDS TRUST I

By:
Kristi Slavin
President and Chief Executive Officer

Accepted:

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:
Alan C. Leland
Chief Financial Officer and Treasurer

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SCHEDULE A

Portfolio	Percentage of average daily net assets
AB Global Dynamic Allocation Portfolio	0.700% of the first $250 million of such assets, plus 0.650% of such assets over $250 million up to $500 million, plus 0.625% of such assets over $500 million up to $1 billion, plus 0.600% of such assets over $1 billion
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio	0.675% on the first $250 million of such assets plus 0.650% of such assets over $250 million up to $1 billion plus 0.600% of such assets over $1 billion
American Funds Growth Portfolio

0.75%

To the extent that a Portfolio invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the Manager any fee pursuant to Section 3 of the Agreement.

AQR Global Risk Balanced Portfolio	0.675% on the first $250 million of such assets plus 0.650% of such assets over $250 million up to $750 million plus 0.625% of such assets over $750 million up to $1 billion plus 0.600% of such assets over $1 billion
BlackRock Global Tactical Strategies Portfolio	0.800% of the first $100 million of such assets, plus 0.750% of such assets over $100 million up to $300 million, plus 0.700% of such assets over $300 million up to $600 million, plus 0.675% of such assets over $600 million up to $1 billion, plus 0.650% of such assets over $1 billion
BlackRock High Yield Portfolio	0.60%
Brighthouse Small Cap Value Portfolio	0.75% of the first $1 billion of such assets plus 0.70% of such assets over $1 billion
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	1.05% of the first $250 million of such assets plus 1.00% of such assets over $250 million up to $500 million plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
Brighthouse/Artisan International Portfolio	0.75%
Brighthouse/Eaton Vance Floating Rate Portfolio	0.625% of the first $100 million of such assets plus 0.600% of such assets over $100 million

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Portfolio	Percentage of average daily net assets
Brighthouse/Franklin Low Duration Total Return Portfolio	0.52% of the first $100 million of such assets, plus 0.51% of such assets over $100 million up to $250 million, plus 0.50% of such assets over $250 million up to $500 million, plus 0.49% of such assets over $500 million up to $1 billion, plus 0.47% of such assets over $1 billion up to $1.5 billion, plus 0.45% of such assets over $1.5 billion
Brighthouse/Templeton International Bond Portfolio	0.60%
Brighthouse/Wellington Large Cap Research Portfolio	0.625% of the first $250 million of such assets plus 0.60% of such assets over $250 million up to $500 million plus 0.575% of such assets over $500 million up to $1 billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
Clarion Global Real Estate Portfolio	0.70% of the first $200 million of such assets plus 0.65% of such assets over $200 million up to $750 million plus 0.55% of such assets over $750 million
ClearBridge Aggressive Growth Portfolio	0.65% of the first $500 million of such assets plus 0.60% of such assets over $500 million up to $1 billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
Goldman Sachs Mid-Cap Value Portfolio	0.75% of the first $200 million of such assets plus 0.70% of such assets over $200 million
Harris Oakmark International Portfolio	0.85% of the first $100 million of such assets plus 0.80% of such assets over $100 million up to $1 billion plus 0.75% of such assets over $1 billion
Invesco Balanced-Risk Allocation Portfolio	0.675% on the first $250 million of such assets plus 0.650% of such assets over $250 million up to $750 million plus 0.625% of such assets over $750 million up to $1 billion plus 0.600% of such assets over $1 billion
Invesco Comstock Portfolio	0.65% of the first $500 million of such assets plus 0.60% of such assets over $500 million up to $1 billion plus 0.525% of such assets over $1 billion

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Portfolio	Percentage of average daily net assets
Invesco Mid Cap Value Portfolio	0.70% of the first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million
Invesco Small Cap Growth Portfolio	0.88% of the first $500 million of such assets plus 0.83% of such assets over $500 million
JPMorgan Core Bond Portfolio	0.55%
JPMorgan Global Active Allocation Portfolio	0.80% on the first $250 million of such assets, plus 0.75% of such assets over $250 million up to $500 million, plus 0.72% of such assets over $500 million up to $750 million, plus 0.70% of such assets over $750 million
JPMorgan Small Cap Value Portfolio	0.80% of the first $100 million of such assets plus 0.775% of such assets over $100 million up to $500 million plus 0.75% of such assets over $500 million up to $1 billion plus 0.725% of such assets over $1 billion
Loomis Sayles Global Markets Portfolio	0.70% of the first $500 million of such assets plus 0.65% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
MFS Research International Portfolio	0.80% of the first $200 million of such assets plus 0.75% of such assets over $200 million up to $500 million plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
Morgan Stanley Mid Cap Growth Portfolio	0.70% of the first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million
Oppenheimer Global Equity Portfolio	0.70% of the first $100 million of such assets plus 0.68% of such assets over $100 million up to $250 million plus 0.67% of such assets over $250 million up to $500 million plus 0.66% of such assets over $500 million up to $750 million plus 0.65% of such assets over $750 million

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Portfolio	Percentage of average daily net assets
PanAgora Global Diversified Risk Portfolio	0.650% of the first $250 million of such assets, plus 0.640% of such assets over $250 million up to $750 million, plus 0.630% of such assets over $750 million up to $1 billion, plus 0.600% of such assets over $1 billion
PIMCO Inflation Protected Bond Portfolio	0.50% of the first $1.2 billion of such assets plus 0.45% of such assets over $1.2 billion
PIMCO Total Return Portfolio	0.50% of the first $1.2 billion of such assets plus 0.475% of such assets over $1.2 billion
Pyramis® Government Income Portfolio	0.52% on the first $100 million of such assets plus 0.44% of such assets over $100 million up to $500 million plus 0.40% of such assets over $500 million
Pyramis® Managed Risk Portfolio	0.45%; provided, however, that if the Portfolio primarily invests its assets directly in investment securities or in shares of registered investment companies other than those offered by Fidelity Investments, then the fee payable to Brighthouse Investment Advisers, LLC shall be 0.80%
Schroders Global Multi-Asset Portfolio	0.68% of the first $100 million of such assets, plus 0.66% of such assets over $100 million up to $250 million, plus 0.64% of such assets over $250 million up to $750 million, plus 0.62% of such assets over $750 million up to $1.5 billion, plus 0.60% of such assets over $1.5 billion
SSGA Growth and Income ETF Portfolio	0.33% of the first $500 million of such assets plus 0.30% of such assets over $500 million
SSGA Growth ETF Portfolio	0.33% of the first $500 million of such assets plus 0.30% of such assets over $500 million
TCW Core Fixed Income Portfolio	0.55%

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Portfolio	Percentage of average daily net assets
T. Rowe Price Large Cap Value Portfolio	0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million; provided that if such assets are over $100 million up to $200 million, then 0.650% of the first $200 million of such assets; provided that if such assets are over $200 million up to $500 million, then 0.620% of the first $500 million of such assets; provided that if such assets are over $500 million up to $1 billion, then 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion; provided that if such assets are over $1 billion, then 0.570% of all such assets.

If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated as follows:

When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.

When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.

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Portfolio	Percentage of average daily net assets

When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.

When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

T. Rowe Price Mid-Cap Growth Portfolio	0.75%

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For all Portfolios of Brighthouse Funds Trust II:

FORM OF ADVISORY AGREEMENT

(BRIGHTHOUSE FUNDS TRUST II)

ADVISORY AGREEMENT

(                Portfolio)

AGREEMENT made as of this      day of                     ,          by and between BRIGHTHOUSE FUNDS TRUST II, a Delaware trust (the “Fund”), with respect to its [    ] PORTFOLIO (the “Portfolio”), and BRIGHTHOUSE INVESTMENT ADVISERS, LLC, a Delaware limited liability company (the “Manager”).

WITNESSETH:

WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Portfolio;

NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1.        (a)        The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(b)        The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the

17

manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

(c)        The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a “Delegatee”) selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

2.        As used in this Agreement, “Portfolio Management Services” means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

(a)        obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio’s investment objectives and policies;

(b)        taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

(c)        regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

3.        As used in this Agreement, “Other Services” means the provision to the Fund, by or at the expense of the Manager, of the following:

(a)        office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

(b)        necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

(c)        compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

(d)        all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

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(e)        supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

(f)        oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund’s investment policies, restrictions and guidelines.

4.        Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

(a)        any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

(b)        any of the costs of preparing, printing and distributing sales literature;

(c)        compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

(d)        registration, filing and other fees in connection with requirements of regulatory authorities;

(e)        the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

(f)        charges and expenses of independent accountants retained by the Fund;

(g)        charges and expenses of any transfer agents and registrars appointed by the Fund;

(h)        brokers’ commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

(i)        taxes and fees payable by the Fund to federal, state or other governmental agencies;

(j)        any cost of certificates representing shares of the Fund;

(k)        legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

(l)        expenses of meetings of shareholders and directors of the Fund; and

(m)      interest, including interest on borrowings by the Fund.

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5.        All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

6.        The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

7.        As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of [    ]. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund’s obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

8.        Reserved.

9.        It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Declaration of Trust of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

10.      This Agreement shall become effective as of the date of its execution, and

(a)        unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

(b)        this Agreement may at any time be terminated on sixty days’ written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

(c)        this Agreement shall automatically terminate in the event of its assignment; and

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(d)        this Agreement may be terminated by the Manager on ninety days’ written notice to the Fund.

Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

11.        This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

12.        For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities “belonging to” the Portfolio shall have the meaning defined in the Fund’s Declaration of Trust as amended from time to time.

13.        In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

BRIGHTHOUSE FUNDS TRUST II	BRIGHTHOUSE INVESTMENT ADVISERS, LLC
on behalf of its [ ] Portfolio

By:	By:
Kristi Slavin		Alan C. Leland, Jr.
President and Chief Executive Officer		Chief Financial Officer and Treasurer

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SCHEDULE A

Portfolio	Percentage of average daily net assets
Baillie Gifford International Stock Portfolio	0.86% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion
BlackRock Bond Income Portfolio	0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion
BlackRock Capital Appreciation Portfolio	0.73% of the first $1 billion of the Portfolio’s average daily net assets, and 0.65% for amounts over $1 billion
BlackRock Large Cap Value Portfolio	0.70% for the first $250 million of the Portfolio’s average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million
BlackRock Ultra-Short Term Bond Portfolio	0.35% for the first $1 billion of the Portfolio’s average daily net assets and 0.30% for amounts over $1 billion
Brighthouse Asset Allocation 20 Portfolio	0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion
Brighthouse Asset Allocation 40 Portfolio	0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion
Brighthouse Asset Allocation 60 Portfolio	0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion
Brighthouse Asset Allocation 80 Portfolio	0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion
Brighthouse/Artisan Mid Cap Value Portfolio	0.82% for the first $1 billion of the Portfolio’s average daily net assets and 0.78% for amounts over $1 billion

23

Portfolio	Percentage of average daily net assets
Brighthouse/Dimensional International Small Company Portfolio	0.85% for the first $100 million of the Portfolio’s average daily net assets and 0.80% for amounts over $100 million
Brighthouse/Wellington Balanced Portfolio	0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion
Brighthouse/Wellington Core Equity Opportunities Portfolio	0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $2 billion and 0.65% for amounts over $3 billion
Frontier Mid Cap Growth Portfolio	0.75% for the first $500 million of the Portfolio’s average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion
Jennison Growth Portfolio	0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion
Loomis Sayles Small Cap Core Portfolio	0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million
Loomis Sayles Small Cap Growth Portfolio	0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million
MetLife Aggregate Bond Index Portfolio	0.25%
MetLife Mid Cap Stock Index Portfolio	0.25%
MetLife MSCI EAFE® Index Portfolio	0.30%
MetLife Russell 2000® Index Portfolio	0.25%
MetLife Stock Index Portfolio	0.25%
MFS® Total Return Portfolio	0.60% for the first $250 million of the Portfolio’s average daily net assets, 0.55% for the next $500 million, and 0.50% for amounts over $750 million
MFS® Value Portfolio	0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion

24

Portfolio	Percentage of average daily net assets
Neuberger Berman Genesis Portfolio	0.85% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion
T. Rowe Price Large Cap Growth Portfolio	0.65% for the first $50 million of the Portfolio’s average daily net assets and 0.60% for amounts over $50 million
T. Rowe Price Small Cap Growth Portfolio	0.55% for the first $100 million of the Portfolio’s average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million
Van Eck Global Natural Resources Portfolio	0.80% for the first $250 million of the Portfolio’s average daily net assets, 0.775% for the next $750 million and 0.75% for amounts over $1 billion
Western Asset Management Strategic Bond Opportunities Portfolio	0.65% for the first $500 million of the Portfolio’s average daily net assets and 0.55% for amounts over $500 million
Western Asset Management U.S. Government Portfolio	0.55% for the first $500 million of the Portfolio’s average daily net assets and 0.45% for amounts over $500 million

25

Appendix C

The table below sets forth the annual advisory fee rates for each Portfolio and the fees paid to the Manager by each Portfolio during the most recent fiscal year ended December 31, 2015.

MET INVESTORS SERIES TRUST

Portfolios	Annual Advisory Fee Rate (Percentage of Average Daily Net Assets)	Fees Paid to the Manager During Last Fiscal Year
AB Global Dynamic Allocation Portfolio
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Growth Allocation Portfolio
American Funds® Growth Portfolio
American Funds® Moderate Allocation Portfolio
AQR Global Risk Balanced Portfolio
BlackRock Global Tactical Strategies Portfolio
BlackRock High Yield Portfolio
Clarion Global Real Estate Portfolio
ClearBridge Aggressive Growth Portfolio
Goldman Sachs Mid Cap Value Portfolio
Harris Oakmark International Portfolio
Invesco Balanced-Risk Allocation Portfolio
Invesco Comstock Portfolio
Invesco Mid Cap Value Portfolio
Invesco Small Cap Growth Portfolio
JPMorgan Core Bond Portfolio
JPMorgan Global Active Allocation Portfolio
JPMorgan Small Cap Value Portfolio
Loomis Sayles Global Markets Portfolio
Met/Aberdeen Emerging Markets Equity Portfolio
Met/Artisan International Portfolio
Met/Eaton Vance Floating Rate Portfolio
Met/Franklin Low Duration Total Return Portfolio

Portfolios	Annual Advisory Fee Rate (Percentage of Average Daily Net Assets)	Fees Paid to the Manager During Last Fiscal Year
Met/Templeton International Bond Portfolio
Met/Wellington Large Cap Research Portfolio
MetLife Asset Allocation 100 Portfolio
MetLife Balanced Plus Portfolio
MetLife Multi-Index Targeted Risk Portfolio
MetLife Small Cap Value Portfolio
MFS® Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Global Equity Portfolio
PanAgora Global Diversified Risk Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
Pyramis® Government Income Portfolio
Pyramis® Managed Risk Portfolio
Schroders Global Multi-Asset Portfolio
SSGA Growth and Income ETF Portfolio
SSGA Growth ETF Portfolio
TCW Core Fixed Income Portfolio
T. Rowe Price Large Cap Value Portfolio
T. Rowe Price Mid Cap Growth Portfolio

METROPOLITAN SERIES FUND

Portfolios	Annual Advisory Fee Rate (Percentage of Average Daily Net Assets)	Fees Paid to the Adviser During Last Fiscal Year
Baillie Gifford International Stock Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Ultra-Short Term Bond Portfolio
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
Met/Dimensional International Small Company Portfolio
Met/Wellington Balanced Portfolio
Met/Wellington Core Equity Opportunities Portfolio
MetLife Aggregate Bond Index Portfolio
MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS® Total Return Portfolio
MFS® Value Portfolio
MSCI EAFE® Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000® Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Van Eck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

Appendix D

FORM OF MLIA SUBADVISORY AGREEMENTS

For the MLIA Subadvised Portfolio of Brighthouse Funds Trust I: MetLife Multi-Index Targeted Risk Portfolio.

FORM OF MLIA IMVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of this      day of                     ,         , by and between MetLife Investment Advisors, LLC, Delaware limited liability company (the “Subadviser”), and Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment manager of Brighthouse Funds Trust I (the “Trust”), a Delaware statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a management agreement of even date herewith, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the portion of the Portfolio’s assets allocated to the Subadviser, as determined from time to time by the Adviser, and the Subadviser is willing to render such services; and

WHEREAS, the Subadviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Subadviser. The Adviser hereby employs the Subadviser, subject to the supervision of the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser acknowledges that such appointment as investment subadviser to the Trust may be limited to those Portfolio assets allocated to the Subadviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to “the Portfolio” in this Agreement shall refer to those Trust assets allocated to the Subadviser by the Adviser. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Trust in any way. The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio and in such instances shall do so only for this limited purpose as Adviser’s and the Trust’s agent and attorney-in-fact. Subadviser shall negotiate all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and other contracts and agreements related to derivatives transactions and holdings in the Portfolio (“Derivatives Related Agreements”).

Copies of the Trust’s Registration Statement, Declaration of Trust, and Bylaws (collectively, the “Charter Documents”), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees, on an ongoing basis, to notify the Subadviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio as promptly as practicable and to provide to the Subadviser as promptly as practicable copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Adviser will promptly provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Trust’s Board of Trustees and agrees to promptly provide the Subadviser copies of all amendments thereto.

The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

The Adviser shall notify the Subadviser as soon as reasonably practicable if the Portfolio is out of compliance with Subchapter M or Section 817(h) of the Code.

2. Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services to the Portfolio and to assume the following obligations:

a.	The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with:

i.	the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time;

ii.	the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M and Section 817(h) of the Code including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder

iii.	any written instructions, policies and guidelines which the Adviser or the Trust’s Board of Trustees may issue from time-to-time, all as from time to time in effect, and

iv.	with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act, the rules and regulations thereunder and the interpretive opinions thereof of the staff of the SEC (“SEC Positions”).

b.	In furtherance thereof and subject to the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same.

c.	The Subadviser shall render such reports to the Trust’s Board of Trustees, the Adviser and the Adviser’s Administrator as they may reasonably request from time to time concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Trust’s Board of Trustees, the Adviser and the Administrator at their reasonable request.

d.	Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, timely direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

e.	Absent instructions from the Adviser to the contrary and to the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

f.	To the extent consistent with applicable law and then current SEC Positions and absent instructions from the Adviser to the contrary, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to obtain for the Portfolio the best execution available, the Subadviser, bearing in mind the Portfolio’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of Trustees and Adviser may determine and applicable law, including any relevant SEC Positions, the Subadviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Portfolio and to other clients of the Subadviser as to which the Subadviser exercises investment discretion.

g.	Subject to seeking the most favorable price and execution, the Board of Trustees or the Adviser may direct the Subadviser to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers.

h.

In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the

SEC, the Trust, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Trust within a reasonable time after receipt of a request from either the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

i.	In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

j.	The Subadviser shall:

i.	Comply with the Trust’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;

ii.	Promptly provide to the Adviser copies of its annual compliance review report (or a summary of the process and findings), as well as copies of such items as third-party compliance audits;

iii.	Notify the Adviser promptly of any contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Portfolio or that would have a material impact on the Subadviser; and

iv.	Notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Trust, the Adviser or the Subadviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators.

k.	The Subadviser shall (1) maintain procedures regarding the use of derivatives, and (2) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Trust or the Adviser.

l.

The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b)

brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (c) custodian fees and expenses.

m.	The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing of the Portfolio under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall be responsible for expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Subadviser, including but not limited to, portfolio manager changes or disclosure changes requested by the Subadviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the Registration Statement.

n.	The Subadviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) on behalf of the Portfolio.

o.	The Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and, use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available or not reliable.

p.

The Subadviser will notify the Trust and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser identified in the prospectus or Statement of Additional Information.

q.	The Subadviser may, but is not obligated to, combine or “batch” orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser’s clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser’s order allocation procedures.

r.	In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3.        Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate set forth in Schedule A hereto. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Adviser is paid by the Portfolio pursuant to the Management Agreement. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets allocated to the Subadviser by the Adviser shall be computed at the times and in the manner specified in the Trust’s Registration Statement.

4. Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired and except as the Subadviser and the Adviser may otherwise agree from time to time in writing before or after the date hereof.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act.

5. Use of Names. The Subadviser hereby consents to the Portfolio being named the MetLife Multi-Index Targeted Risk Portfolio. The Adviser shall not use the name “MetLife Investment Advisors, LLC” and any of the other names of the Subadviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Subadviser shall not use the name of the Trust, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve the uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC, a state securities commission or any other regulatory body to which it is subject; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Adviser recognizes that from time to time trustees, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “MetLife Investment Advisors, LLC” or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

6. Liability and Indemnification.

a.

Except as may otherwise be provided by the 1940 Act or any other applicable law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration

Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b.	Except as may otherwise be provided by the 1940 Act or any other applicable law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Subadviser by an Adviser Indemnitee for use therein.

7. Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Charter Documents. The Subadviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of or other series of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential.

The Adviser and Subadviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Adviser, the Subadviser or the Portfolio in connection with providing composite investment results of the Subadviser and (ii) investments and transactions of the Adviser, the Subadviser or the Portfolio in connection with providing composite information of clients of the Subadviser.

10. Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Trust and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. Any assets added to the Portfolio shall be delivered directly to the custodian. The Subadviser shall provide to the Adviser a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

13. Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Brighthouse Funds Trust I
One Financial Center
Boston, Massachusetts 02111
Attn: Kristi Slavin
[ ] (fax)
[ ] (e-mail)

If to Adviser:	Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
Attn: Alan C. Leland, Jr.
[ ] (fax)
[ ] (e-mail)

If to Subadviser:	MetLife Investment Advisors, LLC

Attn:
Fax:
Email:

14. Information. The Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with a copy of Part II of the Subadviser’s Form ADV.

15. Miscellaneous. The Trust is an intended third-party beneficiary of this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:
Alan C. Leland, Jr.
Chief Financial Officer and Treasurer

METLIFE INVESTMENT ADVISORS, LLC

By:

Name:

Title:

SCHEDULE A

Percentage of average daily net assets of the Portfolio assets allocated to the Subadviser by the Adviser:

Portfolio	Percentage of average daily net assets
MetLife Multi-Index Targeted Risk Portfolio	0.2000% on the first $250 million 0.1850% on the next $250 million 0.1700% on the next $500 million 0.1500% on the assets over $1 billion

For the MLIA Subadvised Portfolios of Brighthouse Funds Trust II: MetLife Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000® Index Portfolio and MSCI EAFE® Index Portfolio.

FORM OF MLIA SUB-INVESTMENT MANAGEMENT AGREEMENT

[PORTFOLIO]

SUB-INVESTMENT

MANAGEMENT AGREEMENT

AGREEMENT made as of this          day of                         ,             , among Brighthouse Funds Trust II, a Delaware trust (the “Fund”), Brighthouse Investment Advisers, LLC (the “Investment Manager”), a Delaware limited liability company, and MetLife Investment Advisors, LLC, a Delaware limited liability company (the “Sub-Investment Manager”);

W I T N E S S E T H :

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”);

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the [PORTFOLIO] as set forth in the [PORTFOLIO] Investment Management Agreement of even date herewith between the Fund and the Investment Manager (the “[PORTFOLIO] Investment Management Agreement”); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the [PORTFOLIO] of the Fund with the Sub-Investment Manager;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

ARTICLE 1.

Duties of the Sub-Investment Manager

Subject to the supervision and approval of the Investment Manager and the Fund’s Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund’s [PORTFOLIO] (the “Portfolio”) for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund’s Declaration of Trust and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio’s investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the “Prospectus”). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the “bunching” of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio’s investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund’s accountants, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund’s accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund’s Board of Directors such periodic and special reports as either of them may reasonably request.

The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager’s undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

ARTICLE 2.

Sub-Investment Management Fee

The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the [PORTFOLIO]

Investment Management Agreement. Nothing in this [PORTFOLIO] Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio’s net assets will be computed in the manner specified in the Fund’s Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

Other Matters.

The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager’s so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager’s duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager’s right or the right of any of the Sub-Investment Manager’s affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund’s property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund’s books and records in accordance with the Investment Company Act and rules thereunder.

The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund’s Prospectus, Declaration of Trust and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

ARTICLE 3.

Duration and Termination of this Agreement

This Agreement shall become effective as of the date first above written and shall remain in force for a period of one year and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days’ written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days’ written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days’ written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the [PORTFOLIO] Investment Management Agreement.

ARTICLE 4.

Definitions

The terms “assignment,” “interested person,” and “majority of the outstanding shares,” when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

ARTICLE 5.

Amendments of this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE 6.

Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

ARTICLE 7.

Notices

Notices to be given hereunder shall be addressed to:

Fund:	Kristi Slavin
Brighthouse Funds Trust II
One Financial Center
Boston, Massachusetts 02111

Investment Manager:	Alan C. Leland, Jr.
Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111

Sub-Investment Manager:	Name:
Title:
MetLife Investment Advisors, LLC

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

BRIGHTHOUSE FUNDS TRUST II

By:
Kristi Slavin
President and Chief Executive Officer

Attest:

METLIFE INVESTMENT ADVISORS, LLC

By:

Name:

Title:

Attest:

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:
Alan C. Leland, Jr.
Chief Financial Officer and Treasurer

Attest:

Appendix

METLIFE INVESTMENT ADVISORS, LLC

Brighthouse Funds Trust II

[PORTFOLIO]

Fee Schedule

Portfolio	Percentage of average daily net assets
MetLife Aggregate Bond Index Portfolio	0.040% on the first $500 million 0.030% on the next $500 million 0.015% over $1 billion of the Portfolio’s average net assets
MetLife Mid Cap Stock Index Portfolio	0.030% on the first $500 million 0.020% on the next $500 million 0.010% over $1 billion of the Portfolio’s average net assets
MetLife Stock Index Portfolio	0.020% on the first $500 million 0.015% on the next $500 million 0.010% on the next $1 billion 0.005% over $2 billion of the Portfolio’s average net assets
MSCI EAFE Index Portfolio	0.050% on the first $500 million 0.040% on the next $500 million 0.020% over $1 billion of the Portfolio’s average net assets
Russell 2000 Index Portfolio	0.040% on the first $500 million 0.030% on the next $500 million 0.015% over $1 billion of the Portfolio’s average net assets

Appendix E

NOMINATING, GOVERNANCE AND COMPENSATION COMMITTEE CHARTER

OF THE BOARDS OF

MET INVESTORS SERIES TRUST

&

METROPOLITAN SERIES FUND

(each a “Trust”)

Nominating, Governance and Compensation Committee Membership

The Nominating, Governance and Compensation Committee (the “Committee”) of each Trust is a Committee of, and established by, the Board of Trustees of each Trust (the “Board”). The Committee shall be composed entirely of persons who are not “interested persons” of a Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”) and may be comprised of one or more of such Independent Trustees.

Board Nominations

1.	The Committee shall make recommendations for nominations of Trustee candidates for the Board to the Independent Trustees and to the full Board. Independent Trustees for a Trust are nominated by the Independent Trustees of that Trust. The Committee shall evaluate candidates’ qualifications for Board membership, and Independent Trustee candidates’ independence from a Trust’s investment adviser and other principal service providers. Persons selected as Independent Trustee candidates must be independent in terms of both the letter and spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. While the Committee is alone responsible for the nomination of Board candidates the President, and other officers of each Trust, may nonetheless recommend candidates to the Committee. Consistent with the policies and purposes of the 1940 Act, the Committee shall give such recommendations no greater consideration than any other candidate.

2.	In considering a candidate’s qualifications, the Committee shall generally consider the potential candidate’s educational background, business or professional experience, and reputation. In addition, all candidates as members of the Board must demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership, subject to approval by the full Board. In so doing, the Committee shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

Review of Board Committees

1.	The Committee shall annually review and make recommendations for membership on all committees of a Trust and shall review Board committee assignments as necessary, and make recommendations to the Board. The Committee shall also review the continued appropriateness of existing Committee structure and consider addition of any new committees. The Committee shall make recommendations for membership of any new committees established by the Board.

2.	The Committee shall monitor and at least annually assess the effectiveness of the Board’s committee structure and the number of Portfolios overseen by each Trustee. The Committee and shall have authority to review as necessary the responsibilities of any committee of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Board Governance

1.	The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add to or change the membership of the Board.

2.	The Committee shall periodically review Board governance practices, policies, procedures and operations and recommend appropriate changes to the Board.

3.	The Committee shall periodically review and make recommendations regarding ongoing Trustee education on current industry matters and as applicable orientation for new Trustees.

4.	The Committee shall lead and manage the annual self-assessment process (which includes the full Board) and make recommendations regarding any self-assessment conducted by the Board.

5.	The Committee shall review and oversee the quality of service providers engaged by the Independent Trustees.

6.	The Committee (i) shall monitor and supervise the performance of legal counsel employed by the Independent Trustees, and (ii) shall monitor the independence of legal counsel employed by the Independent Trustees in accordance with requirements of 1940 Act rules. The Committee (or its delegate) shall review and approve the compensation paid to legal counsel employed by the Independent Trustees.

7.	The Committee shall review as necessary any similar matters relating to the governance of the Board at the request of any Trustee or on its own initiative.

Trustee Compensation

1.	The Committee shall annually conduct a review of Independent Trustee compensation and shall make appropriate recommendations with respect thereto to the full Board.

Other Powers and Responsibilities

1.	The Committee shall annually review the Independent Trustees’ and the Trusts’ insurance program and report findings to the full Board.

General Operations

1.	The Committee shall meet at least once yearly or more frequently, in open or executive sessions prior to the meeting of the full Board, and is empowered to hold special meetings as circumstances require. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others as and when it deems appropriate.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Independent Trustee or Trust counsel and to retain other experts and consultants at the expense of a Trust.

3.	The Committee shall report its activities to the full Board and make such recommendations as the Committee may deem necessary or appropriate.

4.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may, upon due notice (including electronic or telephonic) to the Committee members, meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by a Trust’s governing instrument. In the event of any inconsistency between this Charter and a Trust’s governing instrument, the provisions of the Trust’s governing instrument shall be given precedence.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

6.	The Committee may select one of its members to be the Chair and may select a Vice Chair.

Adopted by the Met Investors Series Trust Committee: December 7, 2000

Amended by the Met Investors Series Trust Committee: September 21, 2004, November 8, 2005, February 9, 2010, August 9, 2011 and May 23, 2012

Adopted by the Metropolitan Series Fund Committee: May 23, 2012

Amended by the Met Series Fund and Met Investors Series Fund Committee: May 22, 2013

Appendix F

The following table set forth the compensation received by each Trustee during the fiscal year ended December 31, 2015.

Compensation Paid to the Trustees of the Trusts

Name, Position	Aggregate Compensation from MIST Trust(1)	Aggregate Compensation from MSF Trust(1)	Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses	Total Compensation from Fund and Fund Complex* Paid to Trustees
Interested Trustee
John Rosenthal, Trustee(2)	None	None	None	None
Independent Trustees
Dawn M. Vroegop, Trustee	$278,396	$175,104	None	$453,500
Stephen M. Alderman, Trustee	$198,595	$124,905	None	$323,500
Robert J. Boulware, Trustee	$217,007	$136,493	None	$353,500
Susan C. Gause, Trustee	$241,564	$151,936	None	$393,500
Nancy Hawthorne, Trustee	$229,298	$144,202	None	$373,500
Barbara A. Nugent, Trustee	$201,672	$126,828	None	$328,500
Linda B. Strumpf, Trustee	$212,408	$133,592	None	$346,000

*	The MetLife Fund Complex includes MIST (48 portfolios as of December 31, 2015) and MSF (30 portfolios as of December 31, 2015).
(1)	Certain Trustees have elected to defer all or part of their total compensation for the year ended December 31, 2015, under the Trusts’ Deferred Fee Agreements. Amounts deferred under MIST’s Deferred Fee Agreement for the fiscal year ended December 31, 2015 by Mr. Alderman, Mr. Boulware, Ms. Gause, Ms. Hawthorne, Ms. Nugent, and Ms. Strumpf, and Ms. Vroegop were $49,649, $167,096, $241,564, $45,860, $67,157, $84,963 and $55,679, respectively. Amounts deferred under MSF’s Deferred Fee Agreement for the fiscal year ended December 31, 2015 by Mr. Alderman, Mr. Boulware, Ms. Gause, Ms. Hawthorne, Ms. Nugent, Ms. Strumpf, and Ms. Vroegop were $31,226, $105,099, $151,936, $28,840, $42,234, $53,437 and $35,021, respectively.
(2)	Mr. Rosenthal is an “interested person,” as defined in the 1940 Act of the Trusts because of his position with MetLife, the current parent company of the Manager. A Trustee who is an interested person do not receive any compensation from the Trusts.

Appendix G

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Trusts’ Portfolios and in the MetLife Funds Complex as of September 30, 2016. Unless otherwise noted, the dollar range of equity securities beneficially owned by a Trustee in a specified Portfolio represents an interest in that Portfolio, as of September 30, 2016, that is held through a Trust’s Deferred Fee Agreement and does not represent actual ownership of the specified Portfolio’s shares. As of September 30, 2016, the Trustees of MIST and MSF as a group owned less than 1% of the outstanding shares of each Trust or any Portfolio of the Trusts.

Share Ownership of the Trustees of the Trusts

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the MetLife Funds Complex
Interested Trustee and Nominee
John Rosenthal	None	None	None

Independent Trustees and Nominees
Dawn M. Vroegop (49)	ClearBridge Aggressive Growth (MIST)	$1-$10,000(2)	Over $100,000(2)
	Harris Oakmark International (MIST)	$50,001-$100,000(2)
	Loomis Sayles Global Markets (MIST)	Over $100,000(2)
	Met/Aberdeen Emerging Markets Equity (MIST)	$10,001-$50,000(2)
	Met/Eaton Vance Floating Rate (MIST)	$10,001-$50,000(2)
	Met/Wellington Large Cap Research (MIST)	Over $100,000(2)
	Morgan Stanley Mid Cap Growth (MIST)	$1-$10,000(2)
	Neuberger Berman Genesis (MSF)	$1-$10,000(2)
	T. Rowe Price Mid Cap Growth (MIST)	$1-$10,000(2)
	Van Eck Global Natural Resources (MSF)	$10,001-$50,000(2)
Stephen M. Alderman (56)	AB Global Dynamic Allocation (MIST)	$50,001-$100,000(2)	Over $100,000(2)
	AQR Global Risk Balanced (MIST)	$50,001-$100,000(2)
	MetLife Aggregate Bond Index Portfolio (MSF)	$10,001-$50,000(1)
	BlackRock Global Tactical Strategies (MIST)	$50,001-$100,000(2)
	Goldman Sachs Mid Cap Value (MIST)	$10,001-$50,000(1)

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the MetLife Funds Complex
	Invesco Balanced-Risk Allocation (MIST)	$50,001-$100,000(2)
	JPMorgan Global Active Allocation (MIST)	$10,001-$50,000(2)
	Loomis Sayles Global Markets (MIST)	$10,001-$50,000(2)
	MetLife Balanced Plus (MIST)	$50,001-$100,000(2)
	MetLife Multi-Index Targeted Risk (MIST)	$10,001-$50,000(2)
	Pyramis® Managed Risk (MIST)	$10,001-$50,000(2)
	Russell 2000® Index (MSF)	$10,001-$50,000(1)
	Schroders Global Multi-Asset (MIST)	$10,001-$50,000(2)
	T. Rowe Price Large Cap Growth (MSF)	$50,001-$100,000(1)
	T. Rowe Price Large Cap Value (MIST)	$50,001-$100,000(1)
	T. Rowe Price Mid Cap Growth (MIST)	$10,001-$50,000(1)
Robert Boulware (59)	AQR Global Risk Balanced (MIST)	Over $100,000(2)	Over $100,000(2)
	ClearBridge Aggressive Growth (MIST)	$50,001-$100,000(2)
	Harris Oakmark International (MIST)	Over $100,000(2)
	Met/Aberdeen Emerging Markets Equity (MIST)	$50,001-$100,000(2)
	Met/Eaton Vance Floating Rate (MIST)	Over $100,000(2)
	Met/Templeton International Bond (MIST)	$50,001-$100,000(2)
Susan C. Gause (63)	ClearBridge Aggressive Growth (MIST)	$50,001-$100,000(2)	Over $100,000(2)
	Harris Oakmark International (MIST)	Over $100,000(1)(2)
	Loomis Sayles Global Markets (MIST)	$50,001-$100,000(2)
	Met/Eaton Vance Floating Rate (MIST)	Over $100,000(2)
	Met/Franklin Low Duration Total Return (MIST)	Over $100,000(2)
	Met/Templeton International Bond Fund (MIST)	$50,001-$100,000(2)
	PIMCO Inflation Protected Bond (MIST)	Over $100,000(1)(2)

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the MetLife Funds Complex
	Schroders Global Multi-Asset (MIST)	Over $100,000(2)
	T. Rowe Price Mid Cap Growth (MIST)	$50,001-$100,000(1)(2)
	T. Rowe Price Small Cap Growth (MSF)	$50,001-$100,000(1)(2)
	Van Eck Global Natural Resources (MSF)	$1-$10,000(1)
Nancy Hawthorne (65)	ClearBridge Aggressive Growth (MIST)	$50,001-$100,000(2)	Over $100,000(2)
	Harris Oakmark International (MIST)	$10,001-$50,000(2)
	MFS® Total Return (MSF)	$10,001-$50,000(2)
	T. Rowe Price Large Cap Growth (MSF)	Over $100,000(2)
	T. Rowe Price Small Cap Growth (MSF)	Over $100,000(2)
Barbara A. Nugent (59)	AB Global Dynamic Allocation (MIST)	Over $100,000(1)	Over $100,000(1)(2)
	BlackRock Global Tactical Strategies (MIST)	Over $100,000(1)
	Met/Templeton International Bond (MIST)	$10,001-$50,000(2)
	MSCI EAFE® Index (MSF)	$10,001-$50,000(2)
	Russell 2000® Index (MSF)	$10,001-$50,000(2)
	T. Rowe Price Large Cap Value (MIST)	$10,001-$50,000(2)
	T. Rowe Price Mid Cap Growth (MIST)	$10,001-$50,000(2)
	T. Rowe Price Small Cap Growth (MSF)	$10,001-$50,000(2)
Linda B. Strumpf (68)	AB Global Dynamic Allocation (MIST)	$50,001-$100,000(2)	Over $100,000(2)
	Clarion Global Real Estate (MIST)	$10,001-$50,000(2)
	ClearBridge Aggressive Growth (MIST)	$10,001-$50,000(2)
	Invesco Comstock (MIST)	Over $100,000(2)
	Jennison Growth (MSF)	Over $100,000(2)
	MetLife Balanced Plus (MIST)	$10,001-$50,000(2)
	Neuberger Berman Genesis (MSF)	Over $100,000(2)
	T. Rowe Price Small Cap Growth (MSF)	Over $100,000(2)
	Van Eck Global Natural Resources (MSF)	$50,001-$100,000(2)

(1)	Represents ownership, as of September 30, 2016, of insurance products that utilize the Portfolios as investment vehicles. Shares of the Portfolios may not be held directly by individuals.
(2)	Represents ownership, as of September 30, 2016, through the Trusts’ Deferred Fee Agreements.

Appendix H

BOARD OF TRUSTEES’ CONSIDERATION OF THE CURRENT ADVISORY

AGREEMENTS AND CURRENT SUBADVISORY AGREEMENTS

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Manager”), on behalf of the Portfolios, each a series of the Trusts (the “MLF Portfolios”), and the sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Manager and the investment sub-adviser, MetLife Investment Advisors, LLC (the “Sub-Adviser), on behalf of the MetLife Aggregate Bond Index Portfolio, MetLife Multi-Index Targeted Risk Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, and Russell 2000® Index Portfolio, MSCI EAFE® Index Portfolio (the “MLIA Subadvised Portfolios” and, collectively with the MLF Portfolios, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Manager on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Manager with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Manager and the Sub-Adviser that the Manager and Sub-Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Manager and the Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Manager and the Sub-Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Manager and Sub-Adviser. Further, the Board concluded that the Manager’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Manager and the Sub-Adviser have provided to the Portfolios, as applicable. The Board considered the Manager’s services as investment manager to the Portfolios, including its services relating to the oversight of any investment sub-adviser for the Portfolios, including the Sub-Adviser with respect to the MLIA Subadvised Portfolios, and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Manager’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Manager who performed the various services that are mentioned above.

The Board also noted that the Manager’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with each sub-adviser to review and assess the services that are provided to the Portfolios, and that personnel of the Manager prepare and present reports to the Independent Trustees regarding those meetings.

The Board further considered the provision of investment advisory services by the Manager to the MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Fund of Funds”).

With respect to the Asset Allocation Portfolios, the Board noted that the Manager has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Manager, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Manager with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

With respect to the services provided by the Sub-Adviser, the Board considered a variety of information that the Manager and the Sub-Adviser provided. The Board considered the Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio. The Board took into account that the Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed the Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Manager by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Manager’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the investment sub-adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Manager’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Manager’s focus on, as applicable, a sub-adviser’s performance and that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to the Sub-Adviser by the Manager with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Manager out of the advisory fee. The Board also considered that the Manager had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Manager had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Manager on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Manager’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Adviser and its affiliates as a result of their relationships with the Portfolios, to the extent available. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by the Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Manager to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Manager’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

PROXY

[PORTFOLIO(S) NAME DROP-IN]

OF

MET INVESTORS SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS

February 24, 2017

KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the [Portfolio(s) Name Drop-In] of Met Investors Series Trust (the “Trust”) hereby appoints Andrew L. Gangolf, Michael P. Lawlor and Kristi Slavin, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held at the offices of MetLife Advisers, LLC, One Financial Center, Boston, Massachusetts 02111 (the “Manager”), at 10:00 a.m. Eastern Time on February 24, 2017 and at any adjournments or postponements thereof (the “Meeting”), as follows:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1.	To approve, for each Portfolio listed below, an advisory agreement between the Trust, on behalf of each such Portfolio, and the Manager:

In respect of:

AB Global Dynamic Allocation Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
American Funds® Balanced Allocation Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
American Funds® Growth Allocation Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
American Funds® Growth Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
American Funds® Moderate Allocation Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
AQR Global Risk Balanced Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
BlackRock Global Tactical Strategies Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
BlackRock High Yield Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Clarion Global Real Estate Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
ClearBridge Aggressive Growth Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Goldman Sachs Mid Cap Value Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Harris Oakmark International Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Invesco Balanced-Risk Allocation Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Invesco Comstock Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐

Invesco Mid Cap Value Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Invesco Small Cap Growth Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
JPMorgan Core Bond Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
JPMorgan Global Active Allocation Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
JPMorgan Small Cap Value Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Loomis Sayles Global Markets Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Met/Aberdeen Emerging Markets Equity Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Met/Artisan International Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Met/Eaton Vance Floating Rate Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Met/Franklin Low Duration Total Return Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Met/Templeton International Bond Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Met/Wellington Large Cap Research Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MetLife Asset Allocation 100 Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MetLife Balanced Plus Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MetLife Multi-Index Targeted Risk Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MetLife Small Cap Value Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MFS® Research International Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Morgan Stanley Mid Cap Growth Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Oppenheimer Global Equity Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
PanAgora Global Diversified Risk Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
PIMCO Inflation Protected Bond Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
PIMCO Total Return Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Pyramis® Government Income Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Pyramis® Managed Risk Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Schroders Global Multi-Asset Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
SSGA Growth and Income ETF Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐

2

SSGA Growth ETF Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
TCW Core Fixed Income Portfolio(1)
FOR ☐	AGAINST ☐	ABSTAIN ☐
T. Rowe Price Large Cap Value Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
T. Rowe Price Mid Cap Growth Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To approve, for the Portfolio listed below, each of which is subadvised by MetLife Investment Advisors, LLC (“MLIA”), an affiliate of the Manager, a subadvisory agreement between the Manager and MLIA with respect to such Portfolio:

	FOR	AGAINST	ABSTAIN
MetLife Multi-Index Targeted Risk Portfolio	☐	☐	☐

3. To elect Trustees of the Trust:				FOR ALL NOMINEES LISTED ☐	FOR ALL NOMINEES LISTED EXCEPT AS NOTED BELOW ☐	WITHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ☐
(01) Stephen M. Alderman
(02) Robert Boulware
(03) Susan C. Gause
(04) Nancy Hawthorne
(05) Barbara A. Nugent
(06) John Rosenthal
(07) Linda B. Strumpf
(08) Dawn M. Vroegop

INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY ABOVE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ALL OF THE PROPOSALS IF A PROPERLY EXECUTED PROXY CARD IS RETURNED BUT NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE TRUST SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. Discretionary authority to vote this proxy in accordance with the recommendation of management of the Trust is hereby conferred as to all other matters as may properly come before the Meeting.

Dated:

Name of Insurance Company

Name and Title of Authorized Officer

Signature of Authorized Officer

3

[Portfolio Name(s) Drop-In]

Name(s) of Separate Account(s)

Of the Insurance Company

Owning Shares in this Portfolio:

            Insurance Company

Separate Account

4

PROXY

[PORTFOLIO(S) NAME DROP-IN]

OF

METROPOLITAN SERIES FUND

SPECIAL MEETING OF SHAREHOLDERS

February 24, 2017

KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the [Portfolio(s) Name Drop-In] of Metropolitan Series Fund (the “Trust”) hereby appoints Andrew L. Gangolf, Michael P. Lawlor and Kristi Slavin, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held at the offices of MetLife Advisers, LLC (the “Manager”), One Financial Center, Boston, Massachusetts 02111, at 10:00 a.m. Eastern Time on February 24, 2017 and at any adjournments or postponements thereof (the “Meeting”), as follows:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1.	To approve, for each Portfolio listed below, an advisory agreement between the Trust, on behalf of each such Portfolio, and the Manager:

In respect of:

Baillie Gifford International Stock Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
BlackRock Bond Income Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
BlackRock Capital Appreciation Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
BlackRock Large Cap Value Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
BlackRock Ultra-Short Term Bond Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Frontier Mid Cap Growth Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Jennison Growth Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Loomis Sayles Small Cap Core Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Loomis Sayles Small Cap Growth Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Met/Artisan Mid Cap Value Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Met/Dimensional International Small Company Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Met/Wellington Balanced Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Met/Wellington Core Equity Opportunities Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MetLife Aggregate Bond Index Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MetLife Asset Allocation 20 Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐

5

MetLife Asset Allocation 40 Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MetLife Asset Allocation 60 Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MetLife Asset Allocation 80 Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MetLife Mid Cap Stock Index Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MetLife Stock Index Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MFS® Total Return Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MFS® Value Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
MSCI EAFE® Index Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Neuberger Berman Genesis Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Russell 2000® Index Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
T. Rowe Price Large Cap Growth Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
T. Rowe Price Small Cap Growth Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Van Eck Global Natural Resources Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Western Asset Management Strategic Bond Opportunities Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐
Western Asset Management U.S. Government Portfolio
FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To approve, for each Portfolio listed below, each of which is subadvised by MetLife Investment Advisors, LLC (“MLIA”), an affiliate of the Manager, a subadvisory agreement between the Manager and MLIA with respect to such Portfolio:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
MetLife Aggregate Bond Index Portfolio	☐	☐	☐	MSCI EAFE® Index Portfolio	☐	☐	☐
MetLife Mid Cap Stock Index Portfolio	☐	☐	☐	Russell 2000® Index Portfolio	☐	☐	☐
MetLife Stock Index Portfolio	☐	☐	☐

3.	To elect Trustees of the Trust:	FOR ALL NOMINEES LISTED ☐	FOR ALL NOMINEES LISTED EXCEPT AS NOTED BELOW ☐	WITHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ☐
(01) Stephen M. Alderman
(02) Robert Boulware
(03) Susan C. Gause
(04) Nancy Hawthorne
(05) Barbara A. Nugent
(06) John Rosenthal
(07) Linda B. Strumpf
(08) Dawn M. Vroegop

6

INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY ABOVE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ALL OF THE PROPOSALS IF A PROPERLY EXECUTED PROXY CARD IS RETURNED BUT NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE TRUST SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. Discretionary authority to vote this proxy in accordance with the recommendation of management of the Trust is hereby conferred as to all other matters as may properly come before the Meeting.

Dated:

Name of Insurance Company

Name and Title of Authorized Officer

Signature of Authorized Officer

[Portfolio Name(s) Drop-In]

Name(s) of Separate Account(s)

Of the Insurance Company

Owning Shares in this Portfolio:

            Insurance Company

Separate Account

7

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting One Financial Center Boston, MA 02111 On February 24, 2017

Please detach at perforation before mailing.

VOTING INSTRUCTION	Met Investors Series Trust Special Meeting of Shareholders February 24, 2017	VOTING INSTRUCTION

[Insurance Company Name Drop-In]

The undersigned hereby instructs the above Insurance Company (the “Insurance Company”) to vote the shares of the Portfolio(s) as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio(s) to be held at the offices of MetLife Advisers, LLC (the “Manager”), One Financial Center, Boston, Massachusetts 02111, at 10:00 a.m. Eastern Time on February 24, 2017 and at any adjournments or postponements thereof.

The Insurance Company and the Board of Trustees of the Trust (the “Board”) solicit your voting instructions, and the Board recommends that you instruct the Insurance Company to vote “FOR” the Proposals, each of which is being proposed by the Trust. The Insurance Company will vote the appropriate number of Portfolio shares pursuant to the instruction given. If no instruction is set forth as to a Proposal on a properly executed returned voting instruction, the Insurance Company will vote FOR the Proposal. The approval and implementation of any of the Proposals is not contingent on the approval of any of the other Proposals. The Insurance Company is authorized to vote in its discretion upon such other business as may properly come before the meeting and any adjournment thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476
999 9999 9999 999	1234 5678

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as an attorney, executor,

administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

8

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

VOTING INSTRUCTION CARD IN THE

ENCLOSED ENVELOPE TODAY

Portfolio	Portfolio
AB Global Dynamic Allocation Portfolio	Met/Eaton Vance Floating Rate Portfolio
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio	Met/Franklin Low Duration Total Return Portfolio
American Funds® Balanced Allocation Portfolio	Met/Templeton International Bond Portfolio
American Funds® Growth Allocation Portfolio	Met/Wellington Large Cap Research Portfolio
American Funds® Growth Portfolio	MetLife Asset Allocation 100 Portfolio
American Funds® Moderate Allocation Portfolio	MetLife Balanced Plus Portfolio
AQR Global Risk Balanced Portfolio	MetLife Multi-Index Targeted Risk Portfolio
BlackRock Global Tactical Strategies Portfolio	MetLife Small Cap Value Portfolio
BlackRock High Yield Portfolio	MFS® Research International Portfolio
Clarion Global Real Estate Portfolio	Morgan Stanley Mid Cap Growth Portfolio
ClearBridge Aggressive Growth Portfolio	Oppenheimer Global Equity Portfolio
Goldman Sachs Mid Cap Value Portfolio	PanAgora Global Diversified Risk Portfolio
Harris Oakmark International Portfolio	PIMCO Inflation Protected Bond Portfolio
Invesco Balanced-Risk Allocation Portfolio	PIMCO Total Return Portfolio
Invesco Comstock Portfolio	Pyramis® Government Income Portfolio
Invesco Mid Cap Value Portfolio	Pyramis® Managed Risk Portfolio
Invesco Small Cap Growth Portfolio	Schroders Global Multi-Asset Portfolio
JPMorgan Core Bond Portfolio	SSGA Growth and Income ETF Portfolio
JPMorgan Global Active Allocation Portfolio	SSGA Growth ETF Portfolio
JPMorgan Small Cap Value Portfolio	TCW Core Fixed Income Portfolio(1)
Loomis Sayles Global Markets Portfolio	T. Rowe Price Large Cap Value Portfolio
Met/Aberdeen Emerging Markets Equity Portfolio	T. Rowe Price Mid Cap Growth Portfolio
Met/Artisan International Portfolio

Please detach at perforation before mailing.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1.	To approve, for each Portfolio listed below, an advisory agreement between the Trust, on behalf of each such Portfolio, and the Manager:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
AB Global Dynamic Allocation Portfolio	☐	☐	☐	Met/Eaton Vance Floating Rate Portfolio	☐	☐	☐
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio	☐	☐	☐	Met/Franklin Low Duration Total Return Portfolio	☐	☐	☐
American Funds® Balanced Allocation Portfolio	☐	☐	☐	Met/Templeton International Bond Portfolio	☐	☐	☐
American Funds® Growth Allocation Portfolio	☐	☐	☐	Met/Wellington Large Cap Research Portfolio	☐	☐	☐
American Funds® Growth Portfolio	☐	☐	☐	MetLife Asset Allocation 100 Portfolio	☐	☐	☐
American Funds® Moderate Allocation Portfolio	☐	☐	☐	MetLife Balanced Plus Portfolio	☐	☐	☐
AQR Global Risk Balanced Portfolio	☐	☐	☐	MetLife Multi-Index Targeted Risk Portfolio	☐	☐	☐
BlackRock Global Tactical Strategies Portfolio	☐	☐	☐	MetLife Small Cap Value Portfolio	☐	☐	☐
BlackRock High Yield Portfolio	☐	☐	☐	MFS® Research International Portfolio	☐	☐	☐
Clarion Global Real Estate Portfolio	☐	☐	☐	Morgan Stanley Mid Cap Growth Portfolio	☐	☐	☐
ClearBridge Aggressive Growth Portfolio	☐	☐	☐	Oppenheimer Global Equity Portfolio	☐	☐	☐
Goldman Sachs Mid Cap Value Portfolio	☐	☐	☐	PanAgora Global Diversified Risk Portfolio	☐	☐	☐

9

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Harris Oakmark International Portfolio	☐	☐	☐	PIMCO Inflation Protected Bond Portfolio	☐	☐	☐
Invesco Balanced-Risk Allocation Portfolio	☐	☐	☐	PIMCO Total Return Portfolio	☐	☐	☐
Invesco Comstock Portfolio	☐	☐	☐	Pyramis® Government Income Portfolio	☐	☐	☐
Invesco Mid Cap Value Portfolio	☐	☐	☐	Pyramis® Managed Risk Portfolio	☐	☐	☐
Invesco Small Cap Growth Portfolio	☐	☐	☐	Schroders Global Multi-Asset Portfolio	☐	☐	☐
JPMorgan Core Bond Portfolio	☐	☐	☐	SSGA Growth and Income ETF Portfolio	☐	☐	☐
JPMorgan Global Active Allocation Portfolio	☐	☐	☐	SSGA Growth ETF Portfolio	☐	☐	☐
JPMorgan Small Cap Value Portfolio	☐	☐	☐	TCW Core Fixed Income Portfolio(1)	☐	☐	☐
Loomis Sayles Global Markets Portfolio	☐	☐	☐	T. Rowe Price Large Cap Value Portfolio	☐	☐	☐
Met/Aberdeen Emerging Markets Equity Portfolio	☐	☐	☐	T. Rowe Price Mid Cap Growth Portfolio	☐	☐	☐
Met/Artisan International Portfolio	☐	☐	☐

2.	To approve, for each Portfolio listed below, each of which is subadvised by MetLife Investment Advisors, LLC (“MLIA”), an affiliate of the Manager, a subadvisory agreement between the Manager and MLIA with respect to such Portfolio:

	FOR	AGAINST	ABSTAIN
MetLife Multi-Index Targeted Risk Portfolio	☐	☐	☐

3. To elect Trustees of the Trust:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Stephen M. Alderman	02 Robert J. Boulware	03 Susan C. Gause	☐	☐	☐
04 Nancy Hawthorne	05 Barbara A. Nugent	06 John Rosenthal
07 Linda B. Strumpf	08 Dawn M. Vroegop

Instruction: To withhold authority to vote for any individual nominee, mark the “For All Accept” box and write the nominee’s number on the line provided.

[  ]

10

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting One Financial Center Boston, MA 02111 On February 24, 2017

Please detach at perforation before mailing.

VOTING INSTRUCTION	Metropolitan Series Fund Special Meeting of Shareholders February 24, 2017	VOTING INSTRUCTION

[Insurance Company Name Drop-In]

The undersigned hereby instructs the above Insurance Company (the “Insurance Company”) to vote the shares of the Portfolio(s) as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio(s) to be held at the offices of MetLife Advisers, LLC (the “Manager”), One Financial Center, Boston, Massachusetts 02111, at 10:00 a.m. Eastern Time on February 24, 2017 and at any adjournments or postponements thereof.

The Insurance Company and the Board of Trustees of the Trust (the “Board”) solicit your voting instructions, and the Board recommends that you instruct the Insurance Company to vote “FOR” the Proposals, each of which is being proposed by the Trust. The Insurance Company will vote the appropriate number of Portfolio shares pursuant to the instruction given. If no instruction is set forth as to a Proposal on a properly executed returned voting instruction, the Insurance Company will vote FOR the Proposal. The approval and implementation of any of the Proposals is not contingent on the approval of any of the other Proposals. The Insurance Company is authorized to vote in its discretion upon such other business as may properly come before the meeting and any adjournment thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476
999 9999 9999 999	1234 5678

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as an attorney, executor,

administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

11

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

VOTING INSTRUCTION CARD IN THE

ENCLOSED ENVELOPE TODAY

Portfolio	Portfolio
Baillie Gifford International Stock Portfolio	MetLife Asset Allocation 40 Portfolio
BlackRock Bond Income Portfolio	MetLife Asset Allocation 60 Portfolio
BlackRock Capital Appreciation Portfolio	MetLife Asset Allocation 80 Portfolio
BlackRock Large Cap Value Portfolio	MetLife Mid Cap Stock Index Portfolio
BlackRock Ultra-Short Term Bond Portfolio	MetLife Stock Index Portfolio
Frontier Mid Cap Growth Portfolio	MFS® Total Return Portfolio
Jennison Growth Portfolio	MFS® Value Portfolio
Loomis Sayles Small Cap Core Portfolio	MSCI EAFE® Index Portfolio
Loomis Sayles Small Cap Growth Portfolio	Neuberger Berman Genesis Portfolio
Met/Artisan Mid Cap Value Portfolio	Russell 2000® Index Portfolio
Met/Dimensional International Small Company Portfolio	T. Rowe Price Large Cap Growth Portfolio
Met/Wellington Balanced Portfolio	T. Rowe Price Small Cap Growth Portfolio
Met/Wellington Core Equity Opportunities Portfolio	Van Eck Global Natural Resources Portfolio
MetLife Aggregate Bond Index Portfolio MetLife Asset Allocation 20 Portfolio	Western Asset Management Strategic Bond Opportunities Portfolio Western Asset Management U.S. Government Portfolio

Please detach at perforation before mailing.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1.	To approve, for each Portfolio listed below, an advisory agreement between the Trust, on behalf of each such Portfolio, and the Manager:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Baillie Gifford International Stock Portfolio	☐	☐	☐	MetLife Asset Allocation 40 Portfolio	☐	☐	☐
BlackRock Bond Income Portfolio	☐	☐	☐	MetLife Asset Allocation 60 Portfolio	☐	☐	☐
BlackRock Capital Appreciation Portfolio	☐	☐	☐	MetLife Asset Allocation 80 Portfolio	☐	☐	☐
BlackRock Large Cap Value Portfolio	☐	☐	☐	MetLife Mid Cap Stock Index Portfolio	☐	☐	☐
BlackRock Ultra-Short Term Bond Portfolio	☐	☐	☐	MetLife Stock Index Portfolio	☐	☐	☐
Frontier Mid Cap Growth Portfolio	☐	☐	☐	MFS® Total Return Portfolio	☐	☐	☐
Jennison Growth Portfolio	☐	☐	☐	MFS® Value Portfolio	☐	☐	☐
Loomis Sayles Small Cap Core Portfolio	☐	☐	☐	MSCI EAFE® Index Portfolio	☐	☐	☐
Loomis Sayles Small Cap Growth Portfolio	☐	☐	☐	Neuberger Berman Genesis Portfolio	☐	☐	☐
Met/Artisan Mid Cap Value Portfolio	☐	☐	☐	Russell 2000® Index Portfolio	☐	☐	☐
Met/Dimensional International Small Company Portfolio	☐	☐	☐	T. Rowe Price Large Cap Growth Portfolio	☐	☐	☐
Met/Wellington Balanced Portfolio	☐	☐	☐	T. Rowe Price Small Cap Growth Portfolio	☐	☐	☐
Met/Wellington Core Equity Opportunities Portfolio	☐	☐	☐	Van Eck Global Natural Resources Portfolio	☐	☐	☐
MetLife Aggregate Bond Index Portfolio	☐	☐	☐	Western Asset Management Strategic Bond Opportunities Portfolio	☐	☐	☐
MetLife Asset Allocation 20 Portfolio	☐	☐	☐	Western Asset Management U.S. Government Portfolio	☐	☐	☐

12

2.	To approve, for each Portfolio listed below, each of which is subadvised by MetLife Investment Advisors, LLC (“MLIA”), an affiliate of the Manager, a subadvisory agreement between the Manager and MLIA with respect to such Portfolio:

	FOR	AGAINST	ABSTAIN			FOR		AGAINST		ABSTAIN
MetLife Aggregate Bond Index Portfolio	☐	☐	☐	MSCI EAFE® Index Portfolio	☐		☐		☐
MetLife Mid Cap Stock Index Portfolio	☐	☐	☐	Russell 2000® Index Portfolio	☐		☐		☐
MetLife Stock Index Portfolio	☐	☐	☐

3. To elect Trustees of the Trust:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Stephen M. Alderman	02 Robert J. Boulware	03 Susan C. Gause	☐	☐	☐
04 Nancy Hawthorne	05 Barbara A. Nugent	06 John Rosenthal
07 Linda B. Strumpf	08 Dawn M. Vroegop

Instruction: To withhold authority to vote for any individual nominee, mark the “For All Accept” box and write the nominee’s number on the line provided.

13